UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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NATURAL HEALTH TRENDS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NATURAL HEALTH TRENDS CORP.
2050 DIPLOMAT DRIVE
DALLAS, TEXAS 75234

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 30, 2008

To the Stockholders of Natural Health Trends Corp.:
The 2008 annual meeting of stockholders of Natural Health Trends Corp. (the “Company”) will be held on December 30, 2008 at 2050 Diplomat Drive, Dallas, Texas 75234 at 9:00 a.m. local time. At the meeting, the holders of the Company’s outstanding common stock will act on the following matters:
•	Election of three (3) directors to the Board of Directors of the Company to serve until the next annual meeting of the Company’s stockholders;
•
Approval of the potential issuance of shares of Common Stock exceeding 19.99% of the number of shares outstanding on October 19, 2007, which shares of Common Stock underlie the variable rate convertible debentures and warrants issued in connection with a private placement financing, for the purpose of complying with applicable NASDAQ Marketplace Rules and the Securities Purchase Agreement dated October 19, 2007 relating to such private placement financing;

•	Approval of the increase in the maximum aggregate number of shares of common stock available for issuance under the Natural Health Trends Corp. 2007 Equity Incentive Plan by 500,000 shares; and
•	Ratification of the appointment of Lane Gorman Trubitt, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.
All holders of record of shares of the Company’s common stock at the close of business on November 12, 2008 are entitled to vote at the meeting and any postponements or adjournments of the meeting.

By Order Of The Board Of Directors,
/s/ Gary C. Wallace
November 25, 2008	Gary C. Wallace
Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO OUR TRANSFER AGENT. THIS PROXY STATEMENT AND PROXY CARD ARE BEING MAILED TO THE COMPANY’S STOCKHOLDERS ON OR ABOUT DECEMBER 2, 2008.

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ITEM TWO APPROVAL OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK EXCEEDING 19.99% OF THE COMMON STOCK OUTSTANDING ON OCTOBER 19, 2007, WHICH SHARES OF COMMON STOCK UNDERLIE CERTAIN DEBENTURES AND WARRANTS	16

Private Placement	16

Securities Purchase Agreement	17

Debentures	17

Warrants	18

Registration Rights Agreement	19

Dollar Value of Common Stock Underlying Debentures	19

Payments Made in Connection with Private Placement	19

Potential Profits from Conversion of Debentures	20

Potential Profits from Exercise of Warrants	21

Comparison of Company Net Proceeds to Potential Investor Profit from Private Placement	21

NASDAQ Stockholder Approval Requirements	22

Effect of Stockholder Approval of Item Two	22

Effect of Failure to Obtain Stockholder Approval of Item Two	23

Recommendation of the Board of Directors	24

ITEM THREE APPROVAL OF THE INCREASE IN THE MAXIMUM AGGREGATE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE 2007 PLAN BY 500,000 SHARES	24

Overview	24

Description of the 2007 Plan	24

United States Federal Income Tax Consequences	27

Equity Compensation Plan Information	29

Recommendation of the Board of Directors	29

ITEM FOUR APPOINTMENT OF LANE GORMAN TRUBITT, L.L.P. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR FISCAL YEAR ENDING DECEMBER 31, 2008	29

Reportable Event Occurring Prior to Change in Accountants	29

Audit and Other Professional Fees	31

Pre-approval Policies and Procedures for Audit and Non-Audit Services	31

OTHER MATTERS	31

ADDITIONAL INFORMATION	32

Stockholder Proposals for the 2009 Annual Meeting and Other Stockholder Communications	32

Annual Report	32

HOUSEHOLDING INFORMATION	32

Appendix A: Natural Health Trends Corp. 2007 Equity Incentive Plan	33

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NATURAL HEALTH TRENDS CORP.
2050 Diplomat Drive, Dallas, Texas 75234
PROXY STATEMENT
This proxy statement contains information related to the annual meeting of stockholders of Natural Health Trends Corp. (“the Company”) to be held on December 30, 2008, beginning at 9:00 a.m., at the Company’s executive offices, 2050 Diplomat Drive, Dallas, Texas 75234, and at any postponements or adjournments thereof. This proxy statement is being mailed to stockholders on or about December 2, 2008.
ABOUT THE MEETING
What is the purpose of the meeting?
At the annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders included with this proxy statement.
Who is entitled to vote at the meeting?
Only stockholders of record at the close of business on November 12, 2008, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.
What are the voting rights of the holders of the Company’s common stock?
Each outstanding share of the Company’s common stock will be entitled to one vote on each matter considered at the meeting. Cumulative voting in the election of directors is prohibited by the Company’s certificate of incorporation.
Who can attend the meeting?
All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.
What constitutes a quorum?
The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the stock outstanding on the record date will constitute a quorum, permitting the stockholders to act upon the matters outlined in the Notice of Annual Meeting of Stockholders. As of the record date, 10,343,582 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 5,171,792 shares of common stock will be required to establish a quorum.
Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.
How do I vote?
If you complete and properly sign the accompanying form of proxy and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy in person.
Can I revoke my proxy after I return it?
Proxies given by stockholders of record for use at the annual meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the annual meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of the annual meeting on the day of the annual meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

What are the Board of Directors’ recommendations?
Unless you give other instructions on your returned proxy, the persons named as proxy holders on the proxy will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote:
•	for election of the nominated slate of Directors (see Item One);
•
for the approval of the potential issuance of shares of common stock exceeding 19.99% of the number of shares outstanding on October 19, 2007, which shares of common stock underlie the variable rate convertible debentures and warrants issued in connection with a private placement financing, for the purpose of complying with applicable NASDAQ Marketplace Rules and the Securities Purchase Agreement dated October 19, 2007 relating to such private placement financing (see Item Two);

•
for the approval of the increase in the maximum aggregate number of shares of common stock available for issuance under the Natural Health Trends Corp. 2007 Equity Incentive Plan (the “2007 Plan”) by 500,000 shares (see Item Three); and

•	for ratification of the appointment of Lane Gorman Trubitt, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008 (see Item Four).
With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.
What vote is required to approve each item?
Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of Directors. A properly executed proxy marked “Withhold Authority” with respect to the election of all Directors will not be voted with respect to the Directors, although it will be counted for purposes of determining whether there is a quorum.
Approval of the Potential Issuance of Common Stock Exceeding 19.99% of the Number of Shares Outstanding on October 19, 2007. The affirmative vote of the holders of a majority of the total votes cast on the matter at the meeting is required for the approval of the potential issuance of shares of common stock exceeding 19.99% of the number of shares outstanding on October 19, 2007, which shares of common stock underlie the variable rate convertible debentures and warrants issued in connection with a private placement financing, for the purpose of complying with applicable NASDAQ Marketplace Rules and the Securities Purchase Agreement dated October 19, 2007 relating to such private placement financing. Abstentions, withholds and non-votes will have no effect on the outcome of this proposal (Item Two).
Approval of the Increase in the Maximum Aggregate Number of Shares of Common Stock Available for Issuance under the 2007 Plan by 500,000 Shares. The affirmative vote of the holders of a majority of the total votes cast on the matter at the meeting will be required for the approval of the increase in the maximum aggregate number of shares of common stock available for issuance under the Natural Health Trends Corp. 2007 Equity Incentive Plan by 500,000 shares to a total of 2,050,000 shares. Abstentions, withholds and non-votes will have no effect on the outcome of this proposal (Item Three).

Ratification of Independent Registered Public Accounting Firm. For the ratification of the appointment of Lane Gorman Trubitt, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008 (Item Four), the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item at the annual meeting will be required for approval. A properly executed proxy marked “Abstain” with respect to Item Four will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote for such Item.
Broker non-votes will count in determining if a quorum is present at the annual meeting. A broker non-vote occurs if a broker or other nominee attending the annual meeting in person or submitting a proxy does not have discretionary authority to vote on a particular item and has not received voting instructions with respect to that item.
What types of expenses will the Company incur?
The expense of preparing, printing and mailing this proxy statement and notice, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company may elect to engage a proxy solicitation firm to solicit stockholders to vote or grant a proxy with respect to the proposals contained in this proxy statement. The Company will request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

STOCK OWNERSHIP
Who are the owners of the Company’s stock?
The following table shows the amount of the Company’s common stock beneficially owned (unless otherwise indicated) as of November 12, 2008 by (i) each stockholder we know is the beneficial owner of more than 5% of the Company’s common stock, (ii) each director or director nominee, (iii) each of the executive officers named in the Summary Compensation Table set forth under “Compensation of Named Executive Officers” and (iv) all executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them.

	Amount and
	Nature of
	Beneficial		Percent of
Name and Address of Beneficial Owner(1)	Ownership(2)		Class(2)

Officers, Directors and Director Nominee (Current and Former):
Chris T. Sharng	186,295	(3)	1.8%
Curtis E. Broome(5)	5,666		*
John F. Cavanaugh	328,945	(4)	3.1%
Stephanie S. Hayano(6) 220 Morsehill Road Millerton, NY 12546	—		*
Randall A. Mason	192,183	(7)	1.9%
Stefan W. Zuckut	48,563	(8)	*
George Broady	817,149	(9)	7.9%
Current Directors and Executive Officers as a Group (7 persons)	1,681,776	(10)	16.1%

5% or More Stockholders:
Big Rich International Ltd. 4010 Gloucester Tower, The Landmark 11 Pedder Street Central Hong Kong	941,171	(11)	8.3%

*	Indicates beneficial ownership of less than 1%

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Natural Health Trends Corp., 2050 Diplomat Drive, Dallas, Texas 75234.

(2)
Any securities not outstanding that are subject to options or conversion privileges exercisable within 60 days of November 12, 2008 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities, but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person in accordance with Item 403 of Regulation S-K of the Securities Exchange Act of 1933 and Rules 13(d)-3 of the Securities Exchange Act, and based upon 10,343,582 shares of common stock outstanding (excluding treasury shares) as of November 12, 2008.

(3)
Includes (i) 1,984 shares of common stock issuable upon the exercise of warrants held by Mr. Sharng and (ii) 110,520 shares of restricted stock subject to vesting. Mr. Sharng shares voting and investment power over 11,500 of the shares with his wife.

(4)	Includes (i) 1,984 shares of common stock issuable upon the exercise of warrants held by Mr. Cavanaugh and (ii) 121,338 shares of restricted stock subject to vesting.

(5)	Mr. Broome is a former executive officer of the Company.

(6)	Ms. Hayano is a former director of the Company and the former Chief Executive Officer of the Company.

(7)
Includes (i) 10,000 shares of common stock issuable upon the exercise of options held by Mr. Mason, (ii) 27,399 shares owned by Marden Rehabilitation Associates, Inc., an entity controlled by Mr. Mason, and (iii) 35,000 shares of restricted stock subject to vesting.

(8)	Includes 39,376 shares of restricted stock subject to vesting.

(9)
Includes 61,693 shares of common stock issuable upon the conversion of shares of the Company’s Series A Convertible Preferred Stock and 61,693 shares of common stock issuable upon the exercise of warrants held by Mr. Broady.

(10)
Includes (i) 65,661 shares that may be acquired upon the exercise of outstanding warrants that currently are exercisable by our directors and executive officers, (ii) 378,151 shares of restricted stock subject to vesting that are beneficially owned by our directors and executive officers, (iii) 15,000 shares of common stock issuable upon the exercise of options held by our directors and executive officers and (iv) 61,693 shares of common stock issuable upon the conversion of shares of the Company’s Series A Convertible Preferred Stock. Does not include any shares held by Mr. Broome or Ms. Hayano because neither is any longer a director or an executive officer of the Company.

(11)
Includes 941,171 shares of common stock issuable upon the exercise of warrants held by Big Rich International, Ltd., a limited partnership organized under the laws of the British Virgin Islands (“Big Rich”). Xiaoli Duan is the general partner of Big Rich and as such may be deemed to be the beneficial owner of such shares.

What is the status of Section 16(a) beneficial ownership reporting compliance?
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied, except that Mr. Zuckut filed a Form 3 late and Mr. Cavanaugh filed two Form 4s reporting four transactions late.
GOVERNANCE OF THE COMPANY
Who are the current members of the Board of Directors?
The members of the Board of Directors on the date of this proxy statement and the committees of the Board of Directors on which they currently serve are identified below.

		Audit	Compensation	Nominating
Director	Age	Committee	Committee	Committee

Randall A. Mason	49	M	M	—

Stefan Zuckut	47	C	C	C

George Broady	70	M	M	—
M = Member
C = Chair
Who is the Chairman of the Board of Directors?
Mr. Mason has served as Chairman of the Board of Directors since March 2006. The Chairman of the Board of Directors organizes the work of the Board of Directors and ensures that the Board of Directors has access to sufficient information to enable the Board of Directors to carry out its functions, including monitoring the Company’s performance and the performance of management. In carrying out this role, the Chairman, among other things, presides over all meetings of the Board of Directors and stockholders, including executive sessions of the Board of Directors in which management directors and other members of management do not participate, establishes the annual agenda of the Board of Directors and agendas of each meeting in consultation with the President and oversees the distribution of information to directors.

Which directors are considered independent?
The Board of Directors has adopted the requirements in Nasdaq Marketplace Rule 4200(a)(15) as its standard in determining the “independence” of members of its Board of Directors. The Board of Directors has determined that each of the following individuals, who served as a director of the Company during all or a portion of 2007 or are otherwise nominated for election as a director, qualifies as an “independent director” under these standards:
Anthony B. Martino
Terrence M. Morris
Colin J. O’Brien
Sir Brian Wolfson
Randall A. Mason
Stefan W. Zuckut
George Broady
Messrs. Morris and O’Brien resigned as directors in February 2007, Sir Brian Wolfson passed away in May 2007, Mr. Zuckut was elected as a director in May 2007 and Mr. Martino resigned as a director in October 2007. On October 17, 2008, the Board of Directors appointed Mr. Broady to fill the vacancy on the Board created by the resignation of Mr. Martino. Messrs. Mason, Zuckut and Broady are the only current members of the Board of Directors of the Company, and each of them serves as a member of the Company’s Audit Committee and Compensation Committee. Mr. Zuckut is currently the Chairman and only member of the Nominating Committee.
How often did the Board of Directors meet during fiscal 2007?
The Board of Directors met or acted by unanimous written consent a total of 23 times during the fiscal year ended December 31, 2007, and each director attended at least seventy-five percent (75%) of these meetings and the meetings of the committees of the Board of Directors on which such director served.
What is the role of the Board of Directors’ committees?
The Board of Directors has standing Audit, Compensation and Nominating Committees.
Audit Committee. Mr. Zuckut serves as Chairman of the Audit Committee, and Messrs. Mason and Broady also serve as members of the Audit Committee. The Board of Directors has determined that each of Messrs. Zuckut, Mason and Broady is independent and satisfies the other criteria set forth in the Nasdaq Marketplace Rules for service on the Audit Committee. Finally, the Board of Directors has determined that Mr. Zuckut meets the SEC criteria of an “audit committee financial expert” and that Mr. Mason meets the requirements of Nasdaq Marketplace Rule 4350 relating to financial oversight responsibility. In 2007, the Audit Committee met seven times.
The functions of the Audit Committee are set forth in the Audit Committee Charter as approved by the Board of Directors and as posted on our website at www.naturalhealthtrendscorp.com. In general, these responsibilities include meeting with the internal financial staff of the Company and the independent registered public accounting firm engaged by the Company to review (i) the scope and findings of the annual audit, (ii) quarterly financial statements, (iii) accounting policies and procedures and (iv) the internal controls employed by the Company.
The Audit Committee is also directly and solely responsible for the appointment, retention, compensation, oversight and termination of the Company’s independent registered public accounting firm. In addition, the Audit Committee will also function as the Company’s Qualified Legal Compliance Committee (the “QLCC”). The purpose of a QLCC is to receive, retain and investigate reports made directly, or otherwise made known, of evidence of material violations of any United States federal or state law, including any breach of fiduciary duty by the Company, its officers, directors, employees or agents, and if the QLCC believes appropriate, to recommend courses of action to the Company.
The Audit Committee’s findings and recommendations are reported to management and the Board of Directors for appropriate action.
Compensation Committee. The Compensation Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is posted on our website at www.naturalhealthtrendscorp.com. The members of our Compensation Committee are Randall A. Mason, Stefan Zuckut and George Broady, with Mr. Zuckut serving as Chairman of the Compensation Committee. Each of the members of the Compensation Committee qualifies as an “independent director” within the meaning of the Nasdaq Marketplace Rules. The Compensation Committee is charged with responsibility to oversee our compensation policies and programs, including developing compensation, providing oversight of the implementation of the policies, and specifically addressing the compensation of our executive officers and directors, including the negotiation of employment agreements with executive officers. The Compensation Committee is not authorized to delegate to another body or person any of its responsibilities, although it may seek compensation-related input from the Company’s management, consultants and other third parties. The Compensation Committee met five times in 2007.

For example, in 2005 management conducted studies of peer companies, with an emphasis towards determining whether the named executive officers received an appropriate amount of cash and equity compensation. The conclusions of this study were updated and presented to the Compensation Committee, which in 2006 retained Sibson Consulting, a division of the Segal Company (“Sibson”), to conduct a compensation survey and provide recommendations with respect to the compensation of the Company proposed new CEO and also that of our executive officers generally. Sibson has not performed any other work, other than continuing compensation consulting which ended in 2007, for the Company. The data presented by management and by Sibson was reviewed for general comparative purposes to confirm that our compensation levels are not substantially different from norms of companies that are considered our peers, and informed the Compensation Committee’s judgment regarding appropriate compensation levels. However, no specific benchmarks from the data were considered dispositive or were used as the basis of a formulaic determination.
Nominating Committee. The Nominating Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is posted on our website at www.naturalhealthtrendscorp.com. The sole member of the Nominating Committee is Mr. Zuckut, who is considered independent for purposes of the Nasdaq Marketplace Rules. The Nominating Committee considers and makes recommendations to the Board of Directors with respect to the size and composition of the Board of Directors and identifies potential candidates to serve as directors. The Nominating Committee identifies candidates to the Board of Directors by introduction from management, members of the Board of Directors, employees or other sources and stockholders that satisfy the Company’s policy regarding stockholder recommended candidates. The Nominating Committee does not evaluate director candidates recommended by stockholders differently than director candidates recommended by other sources. The Nominating Committee met two times during 2007.
Stockholders wishing to submit recommendations for the 2009 annual meeting should write to the General Counsel c/o Natural Health Trends Corp., 2050 Diplomat Drive, Dallas, Texas 75234. Any such stockholder must meet and evidence the minimum eligibility requirements specified in Exchange Act Rule 14a-8 and submit, within the same timeframe for submitting a stockholder proposal required by Rule 14a-8: (i) evidence in accordance with Rule 14a-8 of compliance with the stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director, and (iv) all information regarding the candidate(s) and the submitting stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors.
In considering Board of Directors candidates, the Nominating Committee takes into consideration the Company’s Board Candidate Guidelines (as set forth in the charter of the Nominating Committee), the Company’s policy regarding stockholder recommended director candidates, as set forth above, and all other factors that they deem appropriate, including, but not limited to, the individual’s character, education, experience, knowledge and skills.
To date, the Nominating Committee has not received a candidate recommendation from any stockholder (or group of stockholders) that beneficially owns more than five percent of the Company’s common stock.
How are directors compensated?
Employee directors do not receive compensation for their services as directors. Information with respect to the compensation of the non-employee members of our Board of Directors is set forth below under the caption “Director Compensation.”
How do stockholders communicate with the Board of Directors?
Stockholders or other interested parties wishing to communicate with the Board of Directors, the independent directors as a group, or any individual director may do so in writing by sending an e-mail to the attention of Randall A. Mason, Chairman of the Board of Directors, at chairman@nhtglobal.com. Accounting controls and other financial matters will be referred to our Audit Committee chairperson. Other matters will be referred to the Board of Directors, the independent directors, or individual directors as appropriate, provided that advertisements, solicitations for periodical or other subscriptions, and similar communications generally are not forwarded. None of the three then serving members of the Board of Directors attended the Company’s 2007 annual meeting of stockholders.

Does the Company have a Code of Ethics?
The Company has a Code of Business Conduct and a Code of Ethics for Senior Financial Officers (collectively, the “Codes”) that apply to our employees, officers (including our principal executive officer and principal financial officer) and directors. The Codes are intended to establish standards necessary to deter wrongdoing and to promote compliance with applicable governmental laws, rules and regulations and honest and ethical conduct. The Codes cover all areas of professional conduct, including conflicts of interest, fair dealing, financial reporting and disclosure, protection of Company assets and confidentiality. Employees have an obligation to promptly report any known or suspected violation of the Codes without fear of retaliation. Waiver of any provision of the Codes for executive officers and directors may only be granted by the Board of Directors or one of its committees and any such waiver or modification of the Codes relating to such individuals will be disclosed by the Company.
Certain Relationships and Related Transactions—What related person transactions involved directors, executive officers or significant stockholders?
On March 21, 2007, the Company entered into a temporary week-to-week agreement with Mr. Terry LaCore, who was then a stockholder owning more than 5% of the Company’s outstanding common stock, to administer certain distributor positions at the top of the Company’s distribution network “tree” and commissions accrued and payable to those positions for periods beginning on and after February 12, 2007. Under the temporary agreement, Mr. LaCore was expected to provide certain master distributor services and provide leadership and support to the Company’s other distributors, all of whom are “down-lines” of the positions temporarily administered by Mr. LaCore. In return, the Company agreed to pay the commissions generated by these positions under the Company’s distributor compensation plan to Mr. LaCore, who in turn agreed to pay some or all of the commissions to other distributors’ downlines. The amount of gross commissions paid to Mr. LaCore for temporary administration of these positions during 2007 was $741,000. The Company terminated the week-to-week agreement with Mr. LaCore on October 26, 2007.
On May 4, 2007, the Company consummated a private equity placement generating gross proceeds of approximately $3.0 million. The May 2007 financing consisted of the sale of 1,759,307 shares of the Company’s Series A convertible preferred stock and the sale of warrants evidencing the right to purchase 1,759,307 shares of the Company’s common stock. Mr. George Broady participated as an investor in this financing, purchasing 76,400 shares of the Company’s Series A convertible preferred stock and warrants evidencing the right to purchase 76,400 shares of the Company’s common stock for an aggregate purchase price of $130,000. Mr. Broady was subsequently elected as a director of the Company on October 17, 2008.
EXECUTIVE OFFICERS
Certain information concerning executive officers of the Company is set forth below:

Name	Age	Position(s) with the Company

Chris Sharng	44	President

Timothy S. Davidson	37	Chief Financial Officer and Senior Vice President

Gary C. Wallace	51	General Counsel, Chief Ethics and Compliance Officer and Secretary

Chris Sharng. Mr. Sharng has served as President of the Company since February 2007. He previously served as Executive Vice President and Chief Financial Officer of the Company from August 2004 to February 2007, although Mr. Sharng also performed the functions of the principal executive officer of the Company from April 2006 to August 2006. From March 2006 to August 2006, Mr. Sharng also served as a member of the Company’s Executive Management Committee, which was charged with managing the Company’s day-to-day operations while a search was conducted for a new chief executive officer for the Company. From March 2004 through July 2004, Mr. Sharng was the Chief Financial Officer of NorthPole Limited, a privately held Hong Kong-based manufacturer and distributor of outdoor recreational equipment. From October 2000 through February 2004, Mr. Sharng was the Senior Vice President and Chief Financial Officer of Ultrak Inc., which changed its name to American Building Control Inc. in 2002, a Texas-based, publicly traded company listed on NASDAQ that designed and manufactured security systems and products. From March 1989 through July 2000, Mr. Sharng worked at Mattel, Inc., most recently as the Vice President of International Finance. Mr. Sharng has an MBA from Columbia University and received his bachelor degree from National Taiwan University.
Timothy S. Davidson. Mr. Davidson has served as the Company’s Chief Financial Officer and Senior Vice President since February 2007. He previously served as the Company’s Chief Accounting Officer from September 2004 to February 2007. From February 2000 to February 2001, Mr. Davidson was Manager of Financial Reporting for a Dallas-based telecommunications company, IP Communications, Inc. From March 2001 to September 2004, Mr. Davidson was Corporate Controller for another telecommunications company, Celion Networks, Inc., located in Richardson, Texas. From December 1994 through January 2000, Mr. Davidson was employed by Arthur Andersen, LLP, most recently as an Audit Manager. Mr. Davidson has a master degree in professional accounting from the University of Texas at Austin and received his bachelor degree from Texas A&M University at Commerce.
Gary C. Wallace. Mr. Wallace has served as the Company’s General Counsel, Chief Ethics and Compliance Officer and Secretary since January 2006. Prior to that, Mr. Wallace was a shareholder in the Dallas, Texas law firm of de la Garza & Wallace, PC since March 2001. Mr. Wallace has practiced business and corporate law in Dallas, Texas since 1982. Mr. Wallace received his law degree and bachelor degree from the University of Texas at Austin.
REPORT OF THE AUDIT COMMITTEE
The following Report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report of the Audit Committee by reference therein.
We have reviewed and discussed the consolidated financial statements of the Company set forth at Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 with management of the Company and Lane Gorman Trubitt, L.L.P. (“Lane Gorman”).
We have discussed with Lane Gorman the matters to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees,” Statement on Auditing Standards No. 99, “Consideration of Fraud in a Financial Statement Audit,” and Securities and Exchange Commission rules regarding auditor independence.
We have received the written disclosures and the letter from Lane Gorman required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and have also discussed with Lane Gorman that firm’s independence. The Audit Committee has concluded that Lane Gorman’s services provided to the Company are compatible with Lane Gorman’s independence.

Based on our review and discussions with management of the Company and Lane Gorman referred to above, we recommended to the Board of Directors that the consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.
It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s consolidated financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (ii) the reports of the Company’s independent registered public accounting firm with respect to such financial statements.
Members of the Audit Committee of the Board of Directors
Stefan Zuckut (Chairman)
Randall A. Mason
George Broady joined the Company’s Audit Committee on October 17, 2008, subsequent to the filing of our Form 10-K for the year ended December 31, 2008, and he is not therefore a signatory to the foregoing Report of the Audit Committee.
COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS
Summary Named Executive Officer Compensation Information
The following table provides information concerning the compensation for the years ended December 31, 2006 and 2007, for our principal executive officer, our former principal executive officer and the two other most highly compensated executive officers during 2007 (collectively, the “named executive officers”):
Summary Compensation Table

					Stock	Option		All Other
		Salary	Bonus		Awards	Awards		Compensation		Total
Name and Principal Position	Year	($)	($)		($)(1)	($)(2)		($)		($)

Chris T. Sharng, President	2006	$250,000	$—		$—	$139,427		$9,900	(3)	$399,327
	2007	250,000	—		193,792	—		10,125	(3)	453,917

Curtis E. Broome, former	2006	250,000	50,000		—	85,895		112,000	(7)	497,895
Worldwide President of NHT Global	2007	250,000	—		64,295	—		161,507	(7)	475,802

John F. Cavanaugh, President of	2006	193,462	89,200		—	17,025		9,900	(3)	309,587
MarketVision	2007	211,032	—		67,533	—		9,496	(3)	280,061

Stephanie S. Hayano, former	2006	126,923	92,500	(4)	—	37,804	(5)	41,448	(6)	298,675
Chief Executive Officer and President	2007	49,482	—		—	—		271,716	(6)	321,198

(1)
The amounts appearing in the Stock Awards column represent the SFAS No. 123(R) compensation expense, prior to any estimated forfeitures, recognized during fiscal 2007 for stock awards granted and for stock options exchanged for stock awards during fiscal 2007. See Note 9 of Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and “—Named Executive Officer Compensation Arrangements” below.

(2)
The amounts appearing in the Option Awards column represent the SFAS No. 123(R) compensation expense, prior to any estimated forfeitures, recognized during fiscal 2006. See Note 9 of Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and “—Named Executive Officer Compensation Arrangements” below.

(3)	Represents employer matching contributions under the Company’s defined contribution plan.

(4)	Includes a $30,000 signing bonus and a $62,500 guaranteed bonus for fiscal 2006.

(5)	Ms. Hayano’s employment with us terminated before any of these options vested, so they were all forfeited.

(6)
Includes a housing allowance of $27,500 and personal travel expenses of $13,948 during fiscal 2006, and severance payments of $253,846, a housing allowance of $5,000 and vacation compensation of $12,870 during fiscal 2007.

(7)
Includes an annual housing and living allowance equal to $112,000 per annum. Year 2007 also includes $31,507 for unused vacation through December 31, 2007, $12,179 for tax preparation services and $5821 for relocation expenses.

The following table summarizes all outstanding equity awards held by our named executive officers as of December 31, 2007:
Outstanding Equity Awards at December 31, 2007

Stock Awards
	Number		Market
	of Shares		Value of
	or Units		Shares or
	of Stock		Units of
	That		Stock That
	Have Not		Have Not
	Vested		Vested
Name	(#)		($)(1)

Chris T. Sharng	107,033	(2)	$129,510
	30,000	(3)	36,300

Curtis E. Broome	—		—
John F. Cavanaugh	140,758	(2)	170,317
	20,000	(3)	24,200

Stephanie S. Hayano	—		—

(1)	Market value is computed by multiplying the closing market price of the Company’s stock as of December 31, 2007 of $1.21 per share by the number of shares of stock that have not vested.

(2)	One-twelfth of the shares will vest quarterly on March 15, June 15, September 15, and December 15 of each year through March 15, 2010.

(3)
Two-twelfths of the shares will vest on June 15, 2008, and one-twelfth of the shares will vest quarterly on March 15, June 15, September 15, and December 15 of each year thereafter through December 15, 2010.

Named Executive Officer Compensation Arrangements
Chris T. Sharng. We entered into an employment agreement with Mr. Sharng as our Executive Vice President and Chief Financial Officer in August 2004. The agreement provided for the payment to Mr. Sharng of a base salary of $250,000 in 2006. We entered into a new employment agreement with Mr. Sharng on April 23, 2007, which provides for a base salary of $250,000 in 2007. The base salary for Mr. Sharng is subject to a minimum 3% annual increase each January 1st. Mr. Sharng is also entitled to participate in our annual incentive plan, equity incentive plan and other standard U.S. employee benefit programs.

Curtis E. Broome. We entered into an employment letter agreement with Mr. Broome on July 18, 2006. The agreement provided for the payment to Mr. Broome of an annual base salary of $250,000 for 2006. The agreement also provided for the payment to Mr. Broome of a signing bonus of $50,000 and an annual housing and living allowance equal to $80,000 per annum (as Mr. Broome was based in Hong Kong), and entitled Mr. Broome to participate in our standard benefits program available to our United States employees. His annual housing and living allowance was subsequently increased to $112,000, effective as of January 1, 2006. These compensation terms were included in a new employment agreement that we entered into with Mr. Broome in April 2007. His employment was terminated on December 31, 2007.
John F. Cavanaugh. In connection with our acquisition of MarketVision Communications Corporation (“MarketVision”) in March 2004, we entered into an employment agreement with Mr. Cavanaugh for a term of three years providing for an annual salary of $193,000. On December 8, 2006, we, MarketVision and Mr. Cavanaugh entered into a new employment agreement that replaced and superseded the previous agreement in its entirety. The new agreement has a three year term and provides that Mr. Cavanaugh will continue to serve as President of MarketVision. The employment agreement provides Mr. Cavanaugh with a retention bonus of $89,200 along with an annual salary of $205,000 through December 31, 2006. Commencing on January 1, 2007 and on each January 1st thereafter during the term of the agreement, Mr. Cavanaugh’s salary will increase by 3% if his performance is satisfactory. Mr. Cavanaugh is also entitled to participate in our annual incentive plan, equity incentive plan and other standard U.S. employee benefit programs.
Stephanie S. Hayano. Under our original agreement with Ms. Hayano, we agreed to pay Ms. Hayano an annual base salary of $300,000 plus an annual bonus equal to 50% of her base salary if certain of our annual performance goals are achieved. For fiscal 2006, the Compensation Committee agreed to pay Ms. Hayano a guaranteed cash bonus equal to $62,500 and a signing bonus equal to $30,000. In addition, we agreed to pay a temporary living allowance equal to $5,000 per month through January 31, 2007, or until she relocated to the Dallas metropolitan area, whichever is sooner. Ms. Hayano was also granted options to purchase 150,000 shares of our common stock at an exercise price of $2.79 per share. The options were to vest in equal annual installments over a three year period commencing on July 31, 2007 and expire on July 31, 2011. Because of Ms. Hayano’s severance from the Company, these options never vested. Effective February 21, 2007, Ms. Hayano resigned as our President and Chief Executive Officer and as a member of our Board of Directors. In exchange for a general release of all claims against us, we agreed to (a) continue to pay Ms. Hayano’s salary for a period of 12 months, less any amounts paid, due or promised to her as compensation from third parties during that period and pay her health insurance premiums in the amount of $8,627, (b) pay her the $62,500 guaranteed cash bonus for fiscal year 2006 due to her under the employment agreement with us, and (c) give her a release of claims arising from or related to facts within the knowledge of our Board of Directors, executive management, or general counsel.
Stock Option Grants. On June 24, 2004, the Company granted 34,124 stock options to Mr. Sharng. On October 31, 2005, the Company granted 15,000 and 12,500 stock options to Messrs. Sharng and Broome, respectively, and on November 25, 2005, the Company granted 12,500, 25,000 and 7,500 stock options to Messrs. Sharng, Broome and Cavanaugh, respectively. Additionally, on November 17, 2006, the Company granted 28,000 stock options to Mr. Broome. Except for the grant to Mr. Broome on November 17, 2006, each of these grants was cancelled in exchange for shares of restricted stock in June 2007. The grant to Mr. Broome on November 17, 2006, was forfeited when Mr. Broome’s employment terminated as of December 31, 2007.
2007 Restricted Stock Grants. On April 21, 2007, the Company awarded 111,900, 84,400 and 99,400 shares of restricted stock to Messrs. Sharng, Broome and Cavanaugh, respectively, and on December 31, 2007, the Company awarded 30,000 and 20,000 shares of restricted stock to Messrs. Sharng and Cavanaugh, respectively, under the Company’s 2007 Equity Incentive Plan. The awards of restricted stock vest quarterly on a pro rata basis over a three-year period. 63,301 shares of the restricted stock awarded to Mr. Broome were forfeited when Mr. Broome’s employment terminated as of December 31, 2007.
2007 Exchange of Restricted Stock for Stock Options. On May 25, 2007, the Company filed a Schedule TO with the Securities and Exchange Commission offering eligible option holders the opportunity to exchange outstanding stock options with an exercise price greater than $9.00 per share, which were originally granted under the Company’s 2002 Stock Option Plan, for shares of restricted stock that would be awarded under the 2007 Equity Incentive Plan upon the terms and subject to the conditions set forth in the Offer to Exchange. The number of restricted stock awards that the Company offered in exchange for each eligible stock option was determined by an exchange ratio established for that specific stock option. The exchange ratio was determined based on a number of factors, including the value of outstanding eligible stock options based on the Black-Scholes option pricing model. The aggregate value of the restricted stock awards that were offered was roughly comparable to the aggregate Black-Scholes value of the eligible options surrendered for exchange. The offering period expired on June 25, 2007, and pursuant to the Offer to Exchange, the Company accepted for cancellation stock options to purchase an aggregate of 499,124 shares of common stock in exchange for 197,896 shares of restricted stock. Messrs. Sharng, Broome and Cavanaugh surrendered 61,624, 37,500 and 261,080 options, respectively, and received 30,812, 18,750 and 88,277 shares of restricted stock, respectively, pursuant to the Offer to Exchange. All restricted stock awards issued in exchange for eligible stock options vest quarterly on a pro rata basis over a three-year period. 14,062 shares of restricted stock awarded to Mr. Broome were forfeited when Mr. Broome’s employment terminated as of December 31, 2007.

Severance and Post-Termination Payment Arrangements
We have entered into employment agreements with each of our named executive officers. Under certain of these agreements, we are required to provide compensation to these officers in the event of the termination of the executive’s employment. Details for each named executive officer are set forth below.
Chris T. Sharng. Our current employment agreement with Mr. Sharng that was entered into on April 23, 2007 provides that if Mr. Sharng’s employment with us is terminated voluntarily by him for “good reason” that has not been cured by us within 30 days of such notice, or is terminated by us without cause, other than in connection with a change of control, then Mr. Sharng will be entitled to the continuation of the payment of his salary, plus health and medical insurance coverage, for a period of up to one year following the termination date, or until the earlier date upon which he becomes engaged in any “competitive activity” or breaches the terms of his Non-Competition Agreement with us.
If Mr. Sharng’s employment with us is terminated by us without cause during the period commencing on the date that is 30 days prior to a change of control through and including a date that is 18 months following the change of control, he is entitled to the continuation of the payment of his salary, plus health and medical insurance coverage for a period of up to two years, plus health and medical insurance coverage for the same two year period following the termination date. This payment is due in a lump sum 30 days after the termination date.
In order to be entitled to receive the severance amount in either of the above scenarios, Mr. Sharng must execute a full general release of all claims against us and our affiliates.
A “change of control” is defined as: (i) When any “person” as defined in Section 3(a)(9) of the Securities and Exchange Act of 1934, as amended, and as used in Section 13(d) and 14(d) thereof including a “group” as defined in Section 13(d) of the Exchange Act, but excluding the Company or any subsidiary or any affiliate of the Company or any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; or (ii) when, during any period of 24 consecutive months, the individuals who, at the beginning of such period constituted the Board of Directors (the “Incumbent Directors”) cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24 month period) or through the operation of this provision; or (iii) the occurrence of a transaction requiring stockholder approval under applicable state law for the acquisition of the Company by an entity other than the Company or a subsidiary or an affiliated company of the Company through purchase of assets, or by merger, or otherwise; provided however, that none of the foregoing shall constitute a change of control if such transaction, event or occurrence is approved by, or consented to, by Mr. Sharng.
Mr. Sharng will be subject to a covenant not to compete for six months following his termination and thereafter as long as his severance payments continue (other than severance in connection with a change of control).
Curtis E. Broome. Our employment agreement with Mr. Broome that was entered into on April 23, 2007, contains the same severance, change of control, and non-competition provisions as those set out in our agreement with Mr. Sharng dated April 23, 2007. In addition to the severance benefits to which to Mr. Broome is entitled under the terms of his employment agreement, in connection with the termination of Mr. Broome’s employment as of December 31, 2007, the Company paid the estimated cost of relocating his household items back to Dallas, Texas from Hong Kong.

John F. Cavanaugh. Our employment agreement with Mr. Cavanaugh provides that if his employment with us is terminated without “cause” or terminated voluntarily by him for “good reason,” he is entitled to the continuation of the payment of his salary, plus health and medical insurance coverage for a period of up to two years following the termination date, or until the earlier date upon which he becomes engaged in any “competitive activity” or breaches the terms of his Non-Competition Agreement with us.
If Mr. Cavanaugh’s employment with us is terminated by us without cause or by him for “good reason” during the period commencing on the date that is 30 days prior to a change of control through and including the date that is 18 months following a change of control, he is entitled to the continuation of the payment of his salary, plus health and medical insurance coverage for a period of up to three years following the termination date, or until the earlier date upon which he becomes engaged in any competitive activity or breaches the terms of his Non-Competition Agreement with us.
Stephanie S. Hayano. Under our employment agreement with Ms. Hayano, if she had relocated permanently to Dallas, she would have been entitled to certain severance payments. If she had relocated and her employment with us were terminated without “cause” or terminated voluntarily by her for “good reason,” she would have been entitled to the continuation of the payment of her salary, plus health and medical insurance coverage for a period of up to two years following the termination date, or until the earlier date upon which she became engaged in any “competitive activity” or breached the terms of her Non-Competition Agreement with us. Ms. Hayano did not relocate to Dallas, so she was not entitled to any severance payments under the terms of her original employment agreement.
If Ms. Hayano had relocated to the Dallas area, and her employment with us had been terminated without “cause” or by her for “good reason” during the period commencing on the date that is 30 days prior to a change of control through and including the date that is 18 months following a change of control, she would have been entitled to the continuation of the payment of her salary, plus health and medical insurance coverage for a period of up to three years following the termination date, or until the earlier date upon which she became engaged in any “competitive activity” or breached the terms of her Non-Competition Agreement with us. Ms. Hayano did not relocate to Dallas, so she was not entitled to any change of control payments under the terms of her original employment agreement.
For a description of the payments we made to Ms. Hayano upon the actual termination of her employment, please see “— Named Executive Officer Compensation Arrangements.”
Director Compensation
Each non-employee member of our Board of Directors receives a cash retainer, plus the reimbursement of their respective out-of-pocket expenses incurred in connection with the performance of their duties as directors, and a discretionary restricted stock award. A cash retainer was paid in 2007 to each director monthly, with each of Messrs. Martino, Morris, O’Brien and Zuckut receiving a monthly retainer of $3,333, Sir Brian Wolfson receiving a monthly retainer of $4,167 and Mr. Mason receiving a monthly retainer of $5,333. Messrs. Martino and Zuckut received an additional payment of $2,000 per month for services rendered as Chairman of the Audit Committee. Mr. Morris also received an additional payment of $3,333 per month under a consulting engagement to assist with general business matters in 2007 following his resignation as a director.
On April 21, 2007, the Company awarded 37,500, 30,000 and 30,000 shares of restricted stock to Messrs. Mason, Martino, and Wolfson, respectively. These restricted stock awards vested immediately on the date of grant. In addition, in connection with the election of Mr. Zuckut to the Board of Directors on May 23, 2007, the Company awarded 8,750 shares of restricted stock to Mr. Zuckut, which vest quarterly on a pro rata basis over a three-year period. On December 31, 2007, the Company awarded 30,000 shares of restricted stock to each of Messrs. Mason and Zuckut, of which 2/12 vest on June 15, 2008, and 1/12 vest quarterly thereafter.
On July 23, 2007, the Company accepted for cancellation from Messrs. Mason and Martino stock options to purchase 67,500 and 7,500 shares of common stock, respectively, in exchange for 44,184 and 3,750 shares of restricted stock, respectively, issued under the Company’s 2007 Equity Incentive Plan. These restricted stock awards issued in exchange for eligible stock options vested immediately upon issuance. The number of restricted stock awards that the Company offered in exchange for each eligible stock option was determined by an exchange ratio established for that specific stock option. The exchange ratio for options that had an exercise price greater than $10.00 per share was determined based on a number of factors, including the value of outstanding eligible stock options based on the Black-Scholes option pricing model. For these options, which were issued under the Company’s 2002 Stock Option Plan, the aggregate value of the restricted stock awards that were offered is roughly comparable to the aggregate Black-Scholes value of the eligible options surrendered for exchange. For options that had an exercise price of $2.00 per share or less (which were granted in 2002 before the adoption of the 2002 Stock Option Plan), the exchange ratio was determined by multiplying the number of shares for which the options could be exercised by the difference between the closing price per share on the last trading day preceding the exchange and the exercise price per share of the options, and then dividing that product by the closing price per share on the last trading day preceding the exchange.

The following table shows the 2007 compensation earned by each non-employee member of the Company’s Board of Directors:
2007 Director Compensation

	Fees Earned
	or Paid in	Stock Awards	All Other
Name	Cash ($)	($)(5)	Compensation		Total ($)

Anthony B. Martino(1)	$48,000	$63,600	$—		$111,600
Randall A. Mason	64,000	85,501	—		149,501
Terrence M. Morris(2)	6,667	—	29,997	(6)	36,664
Colin J. O’Brien(2)	6,667	—	—		6,667
Sir Brian Wolfson(3)	18,011	63,600	—		81,611
Stefan W. Zuckut(4)	28,194	5,965	—		34,159

(1)	Mr. Martino resigned as a director in October 2007.

(2)	Messrs. Morris and O’Brien resigned as directors in February 2007.

(3)	Sir Brian Wolfson passed away in May 2007.

(4)	Mr. Zuckut was elected as a director in May 2007.

(5)
The amounts appearing in the Stock Awards column represent the SFAS No. 123(R) compensation expense, prior to any estimated forfeitures, recognized during fiscal 2007 for stock awards granted and for stock options exchanged for stock awards during fiscal 2007. See Note 9 of Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

(6)	Represents consulting fees paid to Mr. Morris for consulting services performed following his resignation as a director.
ITEM ONE
ELECTION OF DIRECTORS
Under the Company’s bylaws, the number of directors shall not be less than three nor more than eleven, with the exact number fixed from time to time by action of the stockholders or of the directors. Officers are elected annually by and serve at the discretion of the Board of Directors.
The Company’s Board of Directors presently consists of three directors whose terms expire at the annual meeting. The Nomination Committee has recommended to the Board of Directors the nomination of these three current directors.
Biographical summaries of the three persons who have been nominated to stand for election at the annual meeting are provided below for your information. The Board of Directors recommends that these persons be elected at the annual meeting to serve until the next annual meeting of stockholders. Proxies will be voted for the election of the three nominees listed below as directors of the Company unless otherwise specified on the proxy. A plurality of the votes cast by holders of Common Stock present in person or represented by proxy at the annual meeting will be necessary to elect the directors listed below. If, for any reason, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the annual meeting. Stockholders may withhold authority from voting for one or more nominees by marking the appropriate boxes on the enclosed proxy card. Withheld votes shall be counted separately and shall be used for purposes of calculating whether a quorum is present at the meeting.

Biographical Summaries of Nominees for the Board of Directors
Randall A. Mason. Mr. Mason has been a director of the Company since May 2003 and has served as Chairman of the Board of Directors since March 2006. Mr. Mason founded and has served as Chief Executive Officer of Marden Rehabilitation Associates, Inc. since 1989. Marden Rehabilitation Associates, Inc. is a private, Midwest U.S. ancillary provider of rehabilitative therapy services and home healthcare. Mr. Mason has a bachelor degree in chemical engineering from the University of Pittsburgh.
Stefan W. Zuckut. Mr. Zuckut has served as a director of the Company since May 2007. Mr. Zuckut has since November 2005 served as Vice President, Corporate Development with Blade Network Technologies, Inc., a computer networking company. He was a partner of Top Sight Capital, a hedge fund, from January 2005 to May 2005, and served as an analyst for Bowman Capital, a hedge fund, from July 2003 to December 2004. From October 1999 to April 2003, he served as Manager, Corporate Development, for Agilent Technologies, Inc., which provides electronic and chemical measurement solutions to various industries. Prior to that, he worked in various professional positions at Atlantic Richfield Co., Mattel Inc. and McKinsey & Co. Mr. Zuckut has a Ph.D. degree from the University of Cologne, a master in business administration degree (“MBA”) from University of Chicago and a master degree in science from the Darmstadt Institute of Technology in Germany.
George Broady. Mr. Broady has served as a director of the Company since October 2008. He has been active in business for more than 40 years, and he is currently the principal owner and chairman of several privately held companies in the fields of telecommunications, enterprise software applications for time & attendance and security access control. Previously, he founded Network Security Corporation, Interactive Technologies Inc. and Ultrak Inc., and brought each of them public on The NASDAQ Stock Market. He was chairman of all three organizations and CEO of both Network Security and Ultrak. All three companies were involved in electronic security, including CCTV and access control. Earlier in his career, Mr. Broady was an investment analyst with both a private investment firm, Campbell Henderson & Co., and with the First National Bank in Dallas. Mr. Broady served twice in the U.S Army and holds a Bachelor of Science degree from Iowa State University.
The Board of Directors recommends that stockholders vote “FOR” each of the persons nominated by the Board of Directors. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.
ITEM TWO
APPROVAL OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK
EXCEEDING 19.99% OF THE COMMON STOCK OUTSTANDING ON OCTOBER 19, 2007, WHICH
SHARES OF COMMON STOCK UNDERLIE
CERTAIN DEBENTURES AND WARRANTS
Private Placement
On October 19, 2007, we entered into a Securities Purchase Agreement (“Securities Purchase Agreement”) with certain institutional investors (the “Investors”) pursuant to which the Investors provided to us an aggregate of approximately $3,740,000 in financing in a private placement (“Private Placement”) of variable rate convertible Debentures (“Debentures”) having an aggregate face amount of $4,250,000, seven-year warrants to purchase 1,495,952 shares of our common stock, and one-year warrants to purchase 1,495,952 shares of our common stock. In connection with such Private Placement, Dawson James Securities, Inc. (“Dawson James”) acted as our placement agent, to whom we paid a cash fee and issued five-year warrants to purchase 149,600 shares of our common stock (such five-year warrants, together with the seven-year warrants and one-year warrants issued in the Private Placement, are herein referred to as the “Warrants”). Other than their five-year term, the terms of the Warrants issued to Dawson James are identical to those issued in the Private Placement.
The Company’s common stock is traded on The NASDAQ Capital Market under the symbol “BHIP.” Consequently, the Company is subject to the NASDAQ Marketplace Rules (the “Marketplace Rules”). Although the issuance of the Debentures and Warrants did not require stockholder approval under Delaware law, the Company’s certificate of incorporation or bylaws, or the Marketplace Rules, Marketplace Rule 4350(i)(1)(D) requires NASDAQ-listed issuers to obtain stockholder approval prior to any issuance or potential issuance of securities representing 20% or more of the outstanding common stock or voting power of the issuer (on an as-converted or as-exercised basis) under certain circumstances.

The following is a summary of the material provisions of the Securities Purchase Agreement, the Debentures and the Warrants. These summaries are not complete and are qualified in their entirety by reference to the full text of such documents, each of which is attached as an exhibit to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 22, 2007. Readers should review those agreements for a complete understanding of the terms and conditions associated with the Private Placement.
Securities Purchase Agreement
As noted above, the Securities Purchase Agreement provided for the issuance and sale to the Investors of the Debentures and the Warrants for an aggregate purchase price of approximately $3,740,000. Other significant provisions of the Securities Purchase Agreement include, among others:
•
until the one year anniversary of the closing of the sale of the Debentures, we will offer to the Investors the opportunity to participate in any subsequent securities offerings we make (up to 100% of such offerings), subject to certain exceptions for, among other things, strategic investments;

•
until such time as none of the Investors holds any of the Debentures or Warrants, we are prohibited from effecting or entering into an agreement to effect any financing involving (a) the issuance or sale of common stock or equivalent securities with an effective price or number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based upon trading prices of or quotations for shares of common stock, the market for the common stock, or our business or (b) any agreement to sell securities at a future determined price;

•
until the earlier of the date that stockholder approval is obtained or the Debentures and Warrants are no longer outstanding, neither we nor any of our subsidiaries may issue common stock or equivalent securities at an effective price that is less than $3.52;

•
until March 17, 2009, we shall not undertake a reverse or forward stock split or reclassification of the common stock without the prior written consent of the Investors holding a majority in principal amount outstanding of the Debentures; and

•	our agreement to seek stockholder approval of the issuance of all of the shares of common stock underlying the Debentures and Warrants no later than the date of our 2008 annual stockholder meeting.
Debentures
The Debentures have an aggregate principal amount of $4,250,000, and they are convertible by their holders into shares of our common stock at a conversion price of $2.50. This conversion price is subject to adjustment under certain circumstances, including without limitation, stock splits, stock dividends, rights offerings, and the issuance of shares of common stock or common stock equivalents at a price less than the conversion price.
After one year, we can force conversion of the Debentures at the conversion price if the daily volume weighted average price (“VWAP”) of the common stock for each of the 20 trading days prior to the forced conversion date exceeds $7.50 per share, subject to adjustment, provided that a registration statement covering the stock is then effective and certain trading volume requirements and other conditions are met.
The Debentures bear interest at the greater of (i) LIBOR plus 4% and (ii) 10% per annum. Interest is payable quarterly beginning on January 1, 2008. 50% of the original principal amount of the Debentures is payable in 12 equal monthly installments beginning on November 1, 2008, and the balance is payable on October 19, 2009, unless extended by the holders of the Debentures to October 19, 2012 (the extended maturity date). Payments of principal and interest may be made in cash or, at our option if certain conditions are met, in shares of registered common stock.

If interest is paid in shares of common stock, the conversion price per share will be set at 90% of the VWAP for the 20 consecutive trading days immediately prior to the applicable payment date or, if less, the average of the VWAPs for the 20 consecutive trading days immediately prior to the date the applicable shares are issued and delivered if such delivery is after the payment date.
If principal is paid in shares of common stock during a specified period immediately prior to the extended maturity date, the conversion price shall be equal to 90% of the average of the VWAPs for the 20 consecutive trading days ending on the trading day that is immediately prior to the applicable payment date.
The Debentures contain certain limitations on optional and mandatory conversion and payment in shares of common stock, including that, absent stockholder approval, (a) we may not issue shares of common stock in payment of interest on the Debentures that, when aggregated with prior issuances of shares in payment of principal or interest (excluding payments of principal and interest with shares not in excess of the number of shares issuable at the conversion price) exceed 5% of our outstanding shares on the trading day immediately preceding the date of the Securities Purchase Agreement and (b) we may not issue shares of common stock upon conversion of or payment of interest or liquidated damages on the Debentures that, in the aggregate, exceed 19.99% of our outstanding shares on the trading day immediately preceding the date of Securities Purchase Agreement. Moreover, neither we nor the holders may effect any conversion of a Debenture to the extent that it would result in the holder and its affiliates owning more than 4.99% of our outstanding common stock, unless this limitation is increased or decreased by the holder (increased up to a maximum of 9.99%) of our outstanding common stock upon not less than 61 days prior notice.
We may, under certain circumstances, redeem the Debentures for cash equal to 115% of the aggregate outstanding principal amount plus any accrued and unpaid interest.
The Debentures contain certain negative covenants that, among other things, for so long as any Debentures remain outstanding, prohibit us and our subsidiaries from incurring indebtedness for borrowed money, creating or suffering liens other than certain permitted liens, amending charter documents to materially adversely harm the Debenture holders, repurchasing shares of our common stock (with certain exceptions), repaying certain indebtedness before its due date, paying cash dividends on stock other than our Series A Convertible Preferred Stock, and entering into certain transactions with affiliates.
Events of default under the Debentures include, among others, payment defaults not timely cured, failure to perform other covenants not timely cured, cross-defaults not timely cured having a material adverse effect on us, representations or warranties are untrue when made, certain bankruptcy-type events involving us or any significant subsidiary, acceleration of more than $150,000 in indebtedness for borrowed money or under a long-term leasing or factoring agreement, our common stock is no longer listed on an eligible market, we are subject to certain changes in control or sell or dispose of more than 40% of our assets a single or series of related transactions, a registration statement covering the shares of common stock underlying the Debentures and Warrants is not declared effective for more than 270 days after the closing of the Private Placement, the effectiveness of such registration statement lapses beyond a specified period, failure to timely deliver certificates for converted shares, and a judgment in excess of $250,000 against us, any subsidiary or our respective assets that is not timely vacated, bonded or stayed. Upon an event of default, the holders may elect to require us to repurchase all or any portion of the outstanding principal amount of the Debentures for a purchase price equal to 115% of such outstanding principal amount, plus all accrued but unpaid interest.
We intend, and have a reasonable basis to believe, that we will have the financial ability to make all payments provided for in the Debentures as they come due.
Warrants
We issued in the Private Placement Warrants to purchase 1,495,952 shares of our common stock having a seven-year term and Warrants to purchase 1,495,952 shares of our common stock having a one-year term, each with an exercise period beginning six months and one day after their respective issuance. We also issued to Dawson James, our placement agent in the Private Placement, Warrants to purchase 149,600 shares of our common stock having a five-year term and with an exercise period beginning six months and one day after their issuance. All of the Warrants have an exercise price of $3.52 per share and otherwise have identical terms.
The exercise price and the number of shares underlying the Warrants are subject to adjustment for stock dividends and splits, combinations, and reclassifications, certain rights offerings and distributions to common stockholders, and mergers, consolidations, sales of all or substantially all assets, tender offers, exchange offers, reclassifications or compulsory share exchanges. In addition, subject to certain exceptions, the exercise price and number of shares underlying both types of Warrants are subject to anti-dilution adjustments from time to time if we issue our common stock or equivalent securities at below the exercise price for the Warrants; provided that the exercise price cannot be adjusted lower than $3.52 prior to stockholder approval.

If, at any time after the earlier of October 19, 2008 and the completion of the then applicable holding period under Rule 144, we are required to have effective a registration statement for the shares of common stock underlying Warrants but no such registration statement is effective, the Warrants may be exercised by means of a cashless exercise.
Registration Rights Agreement
We and the Investors also entered into a registration rights agreement pursuant to which we agreed to file an initial registration statement with the Commission on or prior to November 18, 2007 and to use our best efforts to have such Registration Statement declared effective with the Commission within 120 calendar days of the date of the registration rights agreement (or 150 days in the event of a full review by the Commission). We satisfied this requirement, but because all of the shares of common stock underlying the Debentures and Warrants issued in the Private Placement could not be included in such registration statement (the “Registration Statement”), under certain circumstances we are required to timely file subsequent registration statements or otherwise include such shares in other registration statements on a piggy-back basis. If such registration statements are not timely filed or declared effective, we are required to pay the Investors a cash fee of 2% per month of the purchase price paid with respect to the unregistered shares of common stock until one year after the closing of the Private Placement, and 1% per month thereafter for the following 12-month period.
Dollar Value of Common Stock Underlying Debentures
The total dollar value of the shares of common stock underlying the Debentures that we registered for resale (using the number of underlying shares of common stock that we registered for resale pursuant to the Registration Statement and the market price per share for those shares of common stock on October 19, 2007) is as follows:

Shares of common stock underlying Debentures registered for resale:	1,700,000
Closing market price per share of common stock on October 19, 2007:	$3.60
Dollar value of underlying shares of common stock:	$6,120,000
Payments Made in Connection with Private Placement
The following table discloses the dollar amount of each payment (including the value of any payments to be made in common stock) relating to the Private Placement that we have made or may be required to make to any Investor, any affiliate of an Investor, or any person with whom any Investor has a contractual relationship regarding the Private Placement (including any interest payments, liquidated damages, payments made to “finders” or “placement agents,” and any other payments or potential payments). The net proceeds to the Company from the sale of the Debentures and the total possible payments to all Investors and any of their affiliates in the first year following the sale of the Debentures are also provided.

	Type of	Amount of
Payee	Payment	Payment
Payments Made to Investors’ Contracting Parties
Feldman Weinstein & Smith LLP	Cash	$50,000	(1)
Possible Future Payments to Investors and their Affiliates
Debenture holders (Interest)	Cash	$403,750	(2)
Debenture holders (Liquidated Damages)	Cash	$598,381	(3)

Total possible payments to Investors and related parties in first year:		$1,052,131
Minimum net proceeds from Private Placement: (4)		$2,687,749

(1)	Feldman Weinstein & Smith LLP served as counsel to one of the Investors in connection with the Private Placement.

(2)
This represents the total interest payable under the terms of the Debentures during the first year following the sale of the Debentures, based upon an assumed annual interest rate of 10%. The actual annual interest applicable to the Debentures is the greater of (i) 10% or (ii) LIBOR for the applicable period plus 4%. This amount does not include any late fees that we could be required to pay if payments of interest are not made in a timely manner.

(3)
This represents the maximum amount of liquidated damages that we could have been required to pay to the Investors if the Registration Statement had not been declared effective on or prior to March 17, 2008 (150 days after the sale of the Debentures). This amount does not include any interest that we could have been required to pay if payments of liquidated damages were not made in a timely manner.

(4)
Based on the total gross proceeds from the sale of the Debentures, less the total possible payments to all Investors, their affiliates and their contracting parties in the first year following the sale of the Debentures as set forth in this table.

Potential Profits from Conversion of Debentures
The following table shows the total possible profit that the Investors could realize as a result of both the conversion discount for the shares of common stock underlying the Debentures and the purchase price discount to the face value of such Debentures issued in the Private Placement.

	Market
	Price per			Combined	Combined	Purchase
	Share of		Total	Market	Conversion	Price
	Common		Possible	Price of	Price of	Discount
	Stock on		Shares	Shares	Shares	to Face	Total
	Date of	Conversion	Underlying	Underlying	Underlying	Value of	Possible
Investor	Sale	Price(1)	Debentures	Debentures	Debentures	Debentures	Discount
Rockmore Investment Master Fund Ltd.	$3.60	$2.50	400,000	$1,440,000	$1,000,000	$120,028	$560,028
Iroquois Master Fund Ltd.	$3.60	$2.50	400,000	$1,440,000	$1,000,000	$120,028	$560,028
Portside Growth and Opportunity Fund	$3.60	$2.50	200,000	$720,000	$500,000	$60,014	$280,014
Hudson Bay Fund LP	$3.60	$2.50	172,000	$619,200	$430,000	$51,613	$240,813
Hudson Bay Overseas Fund LTD	$3.60	$2.50	228,000	$820,800	$570,000	$68,416	$319,216
Gemini Master Fund, Ltd.	$3.60	$2.50	100,000	$360,000	$250,000	$30,007	$140,007
Cranshire Capital, L.P.	$3.60	$2.50	200,000	$720,000	$500,000	$60,014	$280,014

Total			1,700,000	$6,120,000	$4,250,000	$510,120	$2,380,120

(1)
The conversion price of the Debentures is subject to adjustment under certain circumstances, including without limitation, stock splits, stock dividends, rights offerings, and the issuance of shares of common stock or common stock equivalents at a price less than the conversion price. We have agreed not to issue any shares of our common stock or common stock equivalents at a purchase price below $3.52 per share (subject to adjustment for stock splits, dividends and the like) without prior stockholder approval. The conversion price is not subject to adjustment based solely on fluctuations in the market price of our common stock.

Potential Profits from Exercise of Warrants
The following table shows the total possible profit that the Investors could realize as a result of the exercise discounts for shares of common stock underlying both the one-year Warrants representing the right to purchase 1,495,952 shares of our common stock, and the seven-year Warrants representing the right to purchase an additional 1,495,952 shares of our common stock, which Warrants were issued as part of the Private Placement.

	Market
	Price per			Combined	Combined
	Share of		Total	Market	Exercise	Total
	Common		Possible	Price of	Price of	Possible
	Stock on		Shares	Shares	Shares	Discount to
	Date of	Exercise	Underlying	Underlying	Underlying	Market
Investor	Sale	Price*	Warrants	Warrants	Warrants	Price
Rockmore Investment Master Fund Ltd.	$3.60	$3.52	703,978	$2,534,321	$2,478,003	$56,318
Iroquois Master Fund Ltd.	$3.60	$3.52	703,978	$2,534,321	$2,478,003	$56,318
Portside Growth and Opportunity Fund	$3.60	$3.52	351,988	$1,267,157	$1,238,998	$28,159
Hudson Bay Fund LP	$3.60	$3.52	302,710	$1,089,756	$1,065,539	$24,217
Hudson Bay Overseas Fund LTD	$3.60	$3.52	401,268	$1,444,565	$1,412,463	$32,102
Gemini Master Fund, Ltd.	$3.60	$3.52	175,994	$633,578	$619,499	$14,079
Cranshire Capital, L.P.	$3.60	$3.52	351,988	$1,267,157	$1,238,998	$28,159

Total			2,991,904	$10,770,855	$10,531,503	$239,352

*
The exercise price of the Warrants is subject to adjustment under certain circumstances, including without limitation, stock splits, stock dividends, rights offerings, and the issuance of shares of common stock or common stock equivalents at a price less than the exercise price. We have agreed not to issue any shares of our common stock or common stock equivalents at a purchase price below $3.52 per share (subject to adjustment for stock splits, dividends and the like) without prior stockholder approval. The exercise price is not subject to adjustment based solely on fluctuations in the market price of our common stock.

Comparison of Company Net Proceeds to Potential Investor Profit from Private Placement

Proceeds from Private Placement:
Gross Proceeds from Private Placement	$3,739,880
Less payments made or required to be made to Investors and related parties(1)	$(1,052,131)

Resulting net proceeds	$2,687,749
Combined total possible discount
Debentures(2)	$2,380,120
Warrants(2)	$239,352

Total	$2,619,472
(Payments made or required to be made to Investors + combined total possible discount)/Net proceeds from Private Placement:	136.6%
Percentage averaged over term of the Debentures (2 years)	68.3%

(1)
Please see the table and related footnote disclosure set forth above under the caption “-Payments Made in Connection with Private Placement” for further explanation and certain assumptions made in determining this amount.

(2)
Please see the tables and related footnote disclosure set forth above under the captions “-Potential Profits from Conversion of Debentures” and “-Potential Profits from Exercise of Warrants” for further explanation and certain assumptions made in determining these amounts.

NASDAQ Stockholder Approval Requirements
The Company’s common stock is traded on The NASDAQ Capital Market under the symbol “BHIP.” Consequently, the Company is subject to the NASDAQ Marketplace Rules, including Marketplace Rule 4350(i)(1)(D). This rule requires NASDAQ-listed issuers to obtain stockholder approval prior to any issuance or potential issuance of securities representing 20% or more of the outstanding common stock or voting power of the issuer (on an as-converted or as-exercised basis) before such issuance for a price less than the greater of the book or market value of the issuer’s common stock. For purposes of Rule 4350(i)(1)(D), (i) the outstanding common stock or voting power of the issuer is determined as of a date the issuer enters into a binding agreement with respect to such issuance or potential issuance and (ii) the market value of the issuer’s common stock is deemed to be the closing bid price of the issuer’s common stock immediately prior to entering into such binding agreement.
Marketplace Rule 4350(i)(1)(D) is applicable to the Private Placement because of some terms and provisions contained within the Debentures and Warrants. The closing bid price per share of the common stock on the date the Private Placement was closed was $3.52, which price was greater than the then book value of the common stock. The conversion price of the Debentures is lower than such closing bid price per share of the common stock, and although the exercise price of the Warrants is equal to such closing bid price, both the conversion price of the Debentures and the exercise price of the Warrants are subject to anti-dilution adjustment provisions that could reduce the effective conversion prices or exercise prices of the Debentures and Warrants, respectively. The aggregate number of shares of common stock issuable upon conversion of the Debentures at a conversion price of $2.50 and upon exercise of the Warrants is 4,841,504 (without any adjustment to the related conversion prices or exercise prices and without regard to certain current restrictions on conversion or exercise of the Debentures and Warrants), which represents 48.0% of the number of outstanding shares of the Company’s common stock on October 19, 2007. Furthermore, the Company could also be deemed to issue its common stock at less than market value in violation of Marketplace Rule 4350(i)(1)(D) if the Company issues common stock in the future in payment of principal or interest or liquidated damages under the Debentures, as permitted by the Debentures. In light of the foregoing, as a result of the Private Placement the Company could potentially issue shares of common stock representing greater than 20% of the Company’s outstanding common stock and voting power for a price less than the greater of book or market value of the common stock. Accordingly, in order to comply with Marketplace Rule 4350(i)(1)(D), the Company must obtain stockholder approval before issuing shares of common stock underlying the Debentures or Warrants in excess of 19.99% of the common stock outstanding on October 19, 2007.
To comply with Marketplace Rule 4350(i)(1)(D), the Company agreed in the Securities Purchase Agreement that it would hold a meeting of stockholders no later than the date of its 2008 annual meeting for the purpose of obtaining stockholder approval authorizing the issuance of shares in excess of 19.99% of the number of shares of common stock outstanding on October 19, 2007. The Debentures and Warrants provide that if the Company has not obtained stockholder approval authorizing the issuance of shares in excess of 19.99% of the number of shares of common stock outstanding on October 19, 2007, then the Company may not issue an aggregate amount of shares in excess of 19.99% under the Debentures and Warrants.
Effect of Stockholder Approval of Item Two
If the stockholders approve this Item Two, then (i) the Company shall have obtained stockholder approval in satisfaction of Marketplace Rule 4350(i)(1)(D); and (ii) the Company’s stockholders shall have authorized the potential issuance under the Debentures and Warrants of shares of common stock in excess of 19.99% of the number of shares of common stock outstanding on October 19, 2007.
Conversion of the Debentures benefits the Company and its stockholders because, to the extent the outstanding principal amount of the Debentures is converted into shares of common stock, the Company is no longer obligated to pay the principal or related interest otherwise due thereon, and the Company’s outstanding debt and interest expense will be reduced. In addition, under some circumstances the Company is entitled under the terms of the Debentures to effect the payment of interest and liquidated damages due thereunder in shares of common stock rather than cash. Exercise of the Warrants may also benefit the Company and its stockholders because, unless the Warrant holders are eligible and elect to effect a cashless exercise of the Warrants, upon such exercise the Company will receive the exercise price per share of common stock issued. If the Warrants are exercised in full at the initial exercise price, then the exercise proceeds to the Company would be approximately $11.1 million. Even if the stockholders approve this Item Two, the decision to convert the Debentures or to exercise the Warrants will remain with the holders thereof, and such holders may determine not to convert the Debentures or exercise the Warrants for any reason.

The 4,841,504 shares of common stock issuable upon conversion of the Debentures at a conversion price of $2.50 and exercise of the Warrants (without regard to additional shares which may become issuable due to certain adjustments) represent approximately 46.8% of the shares of common stock outstanding as of the record date for this annual meeting and, assuming such shares of common stock are issued, represent a significant dilution of the interests of existing stockholders. The issuance of shares of common stock pursuant to the Debentures and the Warrants will also have a dilutive effect on earnings per share and may adversely affect the market price of the common stock.
In addition, if the Company sells or otherwise disposes of shares of common stock or common stock equivalents, the conversion price of the Debentures and exercise price of the Warrants would be adjusted downward if the price of the securities issued in such transaction is less than the current conversion price of the Debentures or exercise price of the Warrants, respectively. In such event, the issuance of common stock upon a future conversion of the Debentures or exercise of the Warrants could potentially result in additional dilution to the interests of the Company’s existing stockholders.
The issuance of shares of common stock in connection with the Private Placement could have an anti-takeover effect because such issuance would make it more difficult for, or discourage an attempt by, a party to obtain control of the Company by tender offer or other means. The issuance of common stock upon conversion of the Debentures or exercise of the Warrants will increase the number of shares entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. Item Two is not part of a plan by the Board of Directors to adopt a series of anti-takeover measures. The Board of Directors does not have any current knowledge of any effort by any person to accumulate the Company’s securities or obtain control of the Company by any means.
Effect of Failure to Obtain Stockholder Approval of Item Two
If the stockholders do not approve this Item Two, then the Debentures and Warrants would remain outstanding. However, the Company could not issue shares of common stock in connection with the conversion of the Debentures or the payment of principal, interest or liquidated damages thereunder, in excess of 2,014,862 shares of common stock (19.99% of the number of shares of common stock outstanding on October 19, 2007). The Company is entitled to redeem the Debentures for shares of common stock and, under some circumstances, force the conversion of the Debentures, so this limitation on the number of shares that can be issued could restrict the Company’s ability to effect such redemptions or a forced conversion. Also, if the stockholders do not approve this Item Two, then we may not issue shares of common stock in payment of interest on the Debentures that, when aggregated with prior issuances of shares in payment of principal or interest (excluding share payments of principal and interest not in excess of the number issuable at the conversion price), would exceed 503,967 shares of common stock (five percent (5%) of our outstanding shares of common stock on October 19, 2007). In addition, under the terms of the Securities Purchase Agreement, neither we nor any of our subsidiaries may sell to a third party shares of common stock or equivalent securities at an effective price that is less than $3.52 per share, unless and until the earlier of the date that stockholder approval is obtained or the Debentures and Warrants held by the Investors are no longer outstanding.
As a consequence of the foregoing, until stockholder approval is obtained, the Company’s ability to redeem the Debentures for shares of common stock or to force a conversion of the Debentures could be restricted because the related redemption or conversion ratio could require the issuance of more shares of common stock than would be permitted. In addition, the Company’s ability to make payments of interest on the Debentures utilizing shares of common stock rather than cash will be limited. Having to effect all or part of a Debenture redemption in cash, or to make interest payments on the Debentures in cash where it would otherwise be better for the Company to satisfy these obligations with the delivery of shares of common stock, could leave the Company with limited working capital to operate its business. Further, until stockholder approval is obtained, the company’s inability to sell shares of common stock or equivalent securities at an effective price per share of less than $3.52 could severely limit the Company’s equity financing options and therefore its ability to obtain adequate working capital to operate its business. Any lack of necessary working capital funds resulting from the payment of principal or interest on the Debentures in cash, or the Company’s inability to raise equity financing could negatively impact the Company’s future results of operations and financial condition.

If this Item Two is not approved, any amount of the Debentures that the Company is unable to redeem or to force a conversion, or the Investors are unable to convert, in excess of the 19.99% threshold will remain a cash liability due and payable in accordance with the terms of the Debentures. In that event, the Company may be required to raise additional funds in order to meet this obligation. The Company may not be able to raise sufficient funds at that time, and, even if the Company is able to raise sufficient funds, the terms of such financing may not be favorable to the Company. If the Company is unable to obtain such financing, the Company may not be able to repay its obligations under the Debentures, which would result in a default under the terms of the Debentures.
Furthermore, if Item Two is not approved by the stockholders at the annual meeting, the Company is required under the terms of the Securities Purchase Agreement to seek approval of the proposal set forth in this Item Two at each subsequent stockholders meeting until this proposal is approved or the Debentures are no longer outstanding.
Recommendation of the Board of Directors
Our Board of Directors recommends a vote “FOR” the approval of the potential issuance of common stock exceeding 19.99% of the common stock outstanding on October 19, 2007, which shares of common stock underlie the Debentures and Warrants. Proxies solicited by the Board will be voted FOR this proposal unless instructions to the contrary are given.
ITEM THREE
APPROVAL OF THE INCREASE IN THE MAXIMUM AGGREGATE NUMBER OF SHARES OF
COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE 2007 PLAN BY 500,000 SHARES
Overview
The 2007 Plan was approved by the Compensation Committee of the Company’s Board of Directors on August 18, 2006 and by the stockholders of the Company on November 17, 2006. On November 13, 2008, the Compensation Committee of the Company’s Board of Directors approved, subject to stockholder approval, the increase in the maximum aggregate number of shares of common stock available for issuance under the 2007 Plan by 500,000 shares, from 1,550,000 shares to 2,050,000 shares. At that time, the Compensation Committee also approved an amendment to the 2007 Plan to eliminate the dedication of 155,000 shares under the 2007 Plan exclusively to the grant of incentive stock options, making such shares available for any type of award under the 2007 Plan.
There are currently 1,403,353 shares of common stock underlying outstanding stock options and restricted stock grants under the 2007 Plan, and 146,647 shares remain available for grant under the 2007 Plan. The limited number of remaining available shares under the 2007 Plan restricts the Company’s ability to (a) provide incentive compensation to its employees, (b) attract new employees, (c) provide incentive compensation to its directors, and (d) provide compensation to its consultants and advisors. It is anticipated that the additional 500,000 shares proposed to be authorized under the 2007 Plan, together with the shares remaining, will enable the Company to provide sufficient grants of awards for the foreseeable future.
The Company is seeking stockholder approval for this increase in order to continue to provide incentive compensation to eligible employees and others through shareholder-approved plans.
Description of the 2007 Plan
Purpose. The purposes of the 2007 Plan are to enable the Company to attract and retain employees, officers, directors, consultants and advisors of the Company or any Parent or Subsidiary, each as defined in the 2007 Plan, thereof to provide an incentive for them to assist the Company or any Parent or Subsidiary thereof in achieving long-range performance goals, and to enable them to participate in the long-term growth of the Company. The text of the 2007 Plan, as proposed for amendment, is attached to this proxy statement as Appendix A. The following is a summary of the 2007 Plan and should be read together with the full 2007 Plan text. In the event of a conflict between the terms of this summary and the terms of the 2007 Plan text, the terms of the 2007 Plan text shall prevail.
Awards Under the 2007 Plan. Under the 2007 Plan, the Company will be permitted to grant (i) incentive stock options intended to qualify under Section 422 of the Code, (ii) nonqualified stock options, (iii) restricted stock, (iv) restricted stock units, (v) stock appreciation rights either in tandem with an option or alone and unrelated to an option, or SARs, (vi) performance shares, (vii) award shares, or (viii) stock awards. The closing market price for the Company’s common stock as of November 12, 2008 was $ 0.40 per share.

Eligible Participants. All employees, and in the case of awards other than incentive stock options, directors, consultants and advisors of the Company or any Parent or Subsidiary thereof capable of contributing significantly to the successful performance of the Company or any Parent or Subsidiary thereof are eligible to participate in the 2007 Plan. There are currently approximately 135 employees and three directors of the Company who are eligible to receive awards under the 2007 Plan, as well as consultants or advisors who may be eligible to receive awards under the 2007 Plan.
Administration. The 2007 Plan will be administered by the Compensation Committee of the Company’s Board of Directors. The Compensation Committee of the Board of Directors of the Company will have the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the operation of the 2007 Plan and to interpret provisions of the 2007 Plan.
New 2007 Plan Benefits. Awards to be received by individual participants are not determinable because the Compensation Committee determines the amount and nature of any award under the 2007 Plan in its sole discretion at the time of the grant, and during fiscal year 2008 (through November 13, 2008) the 2007 Plan generally had available a sufficient number of available awards. As a result, participants receiving discretionary grants under the 2007 Plan would not have received any determinable benefit had the proposal to increase the number of shares available under the 2007 Plan already been approved. During the 2008 fiscal year (through November 13, 2008), under the 2007 Plan directors were awarded 105,000 shares of restricted stock, executive officers were awarded 232,450 shares of restricted stock, and non-executive officer employees were awarded 99,900 shares of restricted stock.
Securities to be Offered. So far, the maximum aggregate number of shares of common stock available for issuance under the 2007 Plan is 1,550,000 shares. The adoption of this proposal would increase such number to 2,050,000 shares. The shares of common stock available for issuance under the 2007 Plan are subject to adjustment for any stock dividend, recapitalization, stock split, stock combination or certain other corporate reorganizations.
Shares issued may consist in whole or in part of authorized but unissued shares or treasury shares. Shares subject to an award that expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded will again be available for award under the 2007 Plan. The maximum number of shares which may be granted to an individual in a fiscal year is limited to 150,000 shares.
Nonqualified and Incentive Stock Options. Subject to the provisions of the 2007 Plan, the Compensation Committee may award incentive stock options and nonqualified stock options and determine the number of shares to be covered by each option, the option price therefor and the conditions and limitations applicable to the exercise of the option. Each option shall be exercisable at such times and subject to such terms and conditions as the Compensation Committee may specify in the applicable award or thereafter.
The terms and conditions of incentive stock options shall be subject to and comply with Section 422 of the Code and any regulations thereunder. No incentive stock option granted under the 2007 Plan may be granted more than ten years after August 18, 2006 and no such grant (or grant of a nonqualified stock option) may be exercisable more than ten years from the date of grant (five years after the date of grant for incentive stock options granted to holders of more than ten percent of the common stock). Incentive stock options shall be granted only to employees of the Company or any Parent or Subsidiary thereof and shall be transferable by the optionee only by the laws of descent and distribution, and shall be exercisable only by the employee during his or her lifetime.
The exercise price of options granted under the 2007 Plan may not be less than the fair market value of the common stock on the date of grant. Incentive stock options may be granted to holders of more than 10% of the Company’s outstanding voting capital stock only at an exercise price of at least 110% of the fair market value of such stock on the date of grant.
Restricted Stock. Subject to provisions of the 2007 Plan, the Compensation Committee may grant shares of restricted stock to participants, with such restricted periods and other conditions as the Compensation Committee may determine and for no cash consideration or such minimum consideration as may be required by applicable law. During the restricted period, unless otherwise determined by the Compensation Committee, stock certificates evidencing the restricted shares will be held by the Company and may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Compensation Committee. At the expiration of the restricted period, the Company will deliver such certificates to the participant or, if the participant has died, to the beneficiary designed by the participant.

Restricted Stock Units. Subject to the provisions of the 2007 Plan, the Compensation Committee may grant restricted stock unit awards. A restricted stock unit is a contractual promise to issue shares at a specified future date, subject to fulfillment of vesting conditions specified by the Compensation Committee. A restricted stock unit award carries no voting or dividend rights or other rights associated with stock ownership. A restricted stock unit award may be settled in common stock, cash, or in any combination of common stock and/or cash; provided, however, that a determination to settle a restricted stock unit award in whole or in part in cash shall be made by the Compensation Committee in its sole discretion.
Stock Appreciation Rights. Subject to the provisions of the 2007 Plan, the Compensation Committee may award SARs in tandem with an option (at or after the award of the option) or alone and unrelated to an option. A SAR entitles the holder to receive from the Company stock with a fair market value equal to the excess, if any, of the fair market value of the common stock over the reference price. SARs granted in tandem with an option will terminate to the extent that the related option is exercised, and the related option will terminate to the extent that the tandem SARs are exercised.
Performance Shares. Subject to the provisions of the 2007 Plan, the Compensation Committee may grant performance shares to participants in the form of grants of shares of common stock. Performance shares are earned over a period of time (a performance cycle) selected by the Compensation Committee from time to time. There may be more than one performance cycle in existence at any one time and the duration of the performance cycles may differ from each other. Unless otherwise determined by the Compensation Committee, the payment value of the performance shares will be equal to the fair market value of the common stock on the date the performance shares are earned or on the date the Compensation Committee determines that the performance shares have been earned. The Compensation Committee shall establish performance goals for each cycle for the purpose of determining the extent to which performance shares awarded for such cycle are earned. As soon as practicable after the end of a performance cycle, the Compensation Committee shall determine the number of performance shares which have been earned on the basis of performance in relation to the established performance goals. Payment values (stock certificates) of earned performance shares are distributed to the participant or, if the participant has died, to the beneficiary designated by the participant.
Stock Awards. Subject to the provisions of the 2007 Plan, the Compensation Committee may award stock awards, which may be designated as award shares by the Compensation Committee, subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment needs, if any, as the Compensation Committee shall determine. Shares of common stock or other rights awarded in connection with a stock award shall be issued for no cash consideration or such minimum consideration as may be required by law.
General Provisions. Each award shall be evidenced by a written document delivered to the participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the 2007 Plan as the Compensation Committee considers necessary or advisable. Each type of award may be made alone, in addition to, or in relation to any other type of award. The terms of each type of award need not be identical and the Compensation Committee need not treat participants uniformly. The Compensation Committee may amend, modify or terminate any outstanding award, including substituting therefor another award, changing the date of exercise or realization and converting an incentive stock option to a nonqualified stock option, provided that the participant’s consent to such action shall be required unless the Compensation Committee determines that the action would not materially and adversely affect the participant.
The Compensation Committee will determine whether awards granted pursuant to the 2007 Plan are settled in whole or in part in cash, common stock, other securities of the Company, other property or such other methods as the Compensation Committee may deem appropriate. In the Compensation Committee’s discretion, tax obligations required to be withheld in respect of an award may be paid in whole or in part in shares of common stock, including shares retained from such award. The Compensation Committee will determine the effect on an award of the death, disability, retirement or other termination of employment of a participant and the extent to which and period during which the participant’s legal representative, guardian or designated beneficiary may receive payment of an award or exercise rights thereunder. Except as otherwise provided by the Compensation Committee, awards under the 2007 Plan will not be transferable other than as designated by the participant by will or by the laws of descent and distribution.

The Compensation Committee in its discretion may take certain actions in order to preserve a participant’s rights under an award in the event of a change in control of the Company, including (i) providing for the acceleration of any time period relating to the exercise or realization of the award, (ii) providing for the repurchase of the award for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable, (iii) adjusting the terms of the award in order to reflect the change in control, (iv) causing the award to be assumed, or new rights substituted therefor, by another entity, or (v) making such other provision as the Compensation Committee may consider equitable and in the best interest of the Company, provided that, in the case of an action taken with respect to an outstanding award, the participant’s consent to such action shall be required unless the Compensation Committee determines that the action, taking into account any related action, would not materially and adversely affect the participant.
The Compensation Committee may amend, suspend or terminate the 2007 Plan or any portion thereof at any time after its adoption; provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable law, rules or regulations.
United States Federal Income Tax Consequences
The following general discussion of the Federal income tax consequences of the issuance and exercise of options granted under the 2007 Plan is based upon the provisions of the Code as in effect on the date hereof, current regulations thereunder and existing administrative rulings of the Internal Revenue Service. This discussion is not intended to be a complete discussion of all of the Federal income tax consequences of the 2007 Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. Changes in the law and regulations may modify the discussion, and in some cases the changes may be retroactive. No information is provided as to state tax laws. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each holder of an award should consider his personal situation and consult with his tax advisor with respect to the specific tax consequences applicable to him. The 2007 Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. The tax treatment of each kind of award under the 2007 Plan is as follows:
Incentive Stock Options. Incentive stock options to be granted under the 2007 Plan are intended to qualify as incentive stock options under Section 422 of the Code.
A participant generally will not recognize taxable income upon the grant or exercise of an incentive stock option. Under certain circumstances, however, there may be alternative minimum tax or other tax consequences, as described below. If an option holder does not make a “disqualifying disposition” (as defined below), then the option holder will not recognize any taxable income until shares are sold or exchanged, and any gain recognized upon disposition of shares will be taxable as long-term capital gain. A “disqualifying disposition” means any disposition of shares acquired on the exercise of an incentive stock option where such disposition occurs within two years of the date the option was granted or within one year of the date the shares were transferred to the option holder. The use of the shares acquired pursuant to the exercise of an incentive stock option to pay the option exercise price under another stock option is treated as a disposition for this purpose.
In general, if the option holder makes a disqualifying disposition, then the excess of (a) the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the amount realized upon disposition of the shares over (b) the option exercise price will be taxable to the option holder as ordinary income. In the case of a gift or certain other transfers, the amount of taxable ordinary income is not limited to the gain that would have resulted from a sale. Instead, it is equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price. In the case of a disqualifying disposition, if the amount realized on disposition of the shares exceeds the fair market value of the shares on the date of exercise, the excess will be taxed as either long-term or short-term capital gain depending on the option holder’s holding period for the shares. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the option was held.
In general, the fair market value of the shares on the date of exercise, less the exercise price, will be included in the option holder’s alternative minimum taxable income in the year the option is exercised. Because of the many adjustments that apply to the computation of the alternative minimum tax, it is not possible to predict the application of such tax to any particular option holder. An option holder may owe alternative minimum tax even though he has not disposed of the shares or otherwise received any cash with which to pay the tax.
The Company will not be entitled to any deduction with respect to the grant or exercise of incentive stock options. In addition, no deduction will be allowed to the Company upon the disposition of stock acquired upon the exercise of an incentive stock option, unless the disposition is a disqualifying disposition. In the case of a disqualifying disposition, the Company generally will be entitled to a deduction equal to the amount of compensation income that is recognized by the employee as a result of the disqualifying disposition.

Nonqualified Stock Options. A recipient of a nonqualified stock option generally will not recognize any income for federal tax purposes with respect to the option until the option is exercised. At that time, subject to certain limited exceptions, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date acquired over the option exercise price.
When an option recipient recognizes income, the Company will generally be entitled to a compensation deduction for federal income tax purposes in an amount equal to the taxable income recognized by the recipient, provided that the Company reports the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.
Upon a subsequent sale of shares acquired by the exercise of a nonqualified stock option, a recipient generally will recognize capital gain (or loss) equal to the amount by which the selling price of the shares exceeds (or is exceeded by) their fair market value on the date of exercise. The capital gain or loss will be short-term or long-term depending upon how long the shares were held. Any capital gain or loss would be long-term if the holding period for the shares was more than twelve months. The holding period for the shares generally would begin on the date the shares were acquired, and would not include the period of time during which the option was held.
Stock Appreciation Rights. A recipient of a SAR will not be considered to receive any income at the time a SAR is granted, nor will the Company be entitled to a deduction at that time. Upon the exercise of a SAR, the holder will have ordinary income equal to the fair market value of the common stock received upon the exercise. At that time, the Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the holder.
Restricted Stock Awards. A recipient generally does not recognize taxable income on the grant of shares of restricted stock, but does recognize ordinary income on the vesting date, or the date the recipient’s interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. Any dividends paid on the shares of restricted stock before the vesting date are also taxable as compensation income upon receipt.
However, a recipient may elect to recognize income upon the grant of shares of restricted stock, rather than when the recipient’s interest is freely transferable and no longer subject to a substantial risk of forfeiture, equal to the fair market value of the shares on the date of the award. If the recipient makes this election, dividends paid with respect to the restricted shares that are paid currently (rather than held subject to forfeiture) will not be treated as compensation, but rather as dividend income, and the recipient will not recognize additional income when the restrictions applicable to the shares of restricted stock lapse. The recipient will not be entitled to any deduction if, after making this election, he or she forfeits any of the shares of restricted stock. If shares of restricted stock are forfeited after this election is made, the recipient will not be entitled to a refund of the ordinary income tax paid on the shares. The recipient may, however, be entitled to receive a capital loss deduction upon forfeiture.
The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of shares restricted stock, subject to the limitations of Section 162(m).
Performance Share Awards. A recipient does not recognize taxable income on the grant of performance share awards, but does recognize ordinary income, to the extent that the designated performance measures are satisfied, when the cash or shares of common stock are delivered. The amount of this ordinary income will be the fair market value of the shares on the date of delivery, plus the amount of cash payable or paid, as applicable. Any dividends paid on performance share awards are also taxable as compensation income upon payment.
The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of performance share awards, subject to the limitations of Section 162(m).
Restricted Stock Unit Awards. The grant of a restricted stock unit award will not result in income for the grantee or in a deduction for the Company. Upon the lapse of the restrictions of a restricted stock unit, the grantee will recognize ordinary income and the Company will be entitled to a deduction measured by the fair market value of the shares plus any cash received.

Stock Awards. A person who receives a stock award that includes common stock will be treated, with regard to such common stock, in the same manner as a person who has exercised a nonqualified stock option, as described above. In general, this means that the holder will have taxable income at the time the shares are received if they are not subject to restrictions, or as described in the preceding paragraph for restricted stock, if they are subject to restrictions. The tax treatment of a stock award that consists of other rights will depend on the provisions of the award. It may be immediately taxable if there are no restrictions on the receipt of the cash or other property that the stock award represents, or the tax consequences may be deferred if the receipt of cash or other property for the stock award is restricted, or subject to vesting or performance goals. In those situations in which a participant receives property subject to restrictions, the participant may wish to make a Section 83(b) election, as described above. At the time that the holder of the stock award has ordinary income, the Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the holder.
Deductibility of Awards. Section 162(m) of the Code places a $1 million annual limit on the compensation deductible by the Company paid to certain of its executives. The limit, however, does not apply to performance-based compensation. The Company believes that awards of stock options and rights under the 2007 Plan will qualify for the performance-based compensation exception to the deductibility limit.
Equity Compensation Plan Information
The following table sets forth information regarding all compensation plans under which Company equity securities are authorized for issuance as of December 31, 2007:

Number of securities
remaining available for
		Weighted-average	future issuance under
	Number of Securities to	exercise price of	equity compensation
	be issued upon exercise of	outstanding	plans (excluding
	outstanding options,	options, warrants	securities reflected in left
Plan Category	warrants and rights	and rights	column)

Equity compensation plans approved by security holders	70,500	$1.80	460,824

Equity compensation plans not approved by security holders	—	—	—

Total	70,500	$1.80	460,824
Recommendation of the Board of Directors
Our Board of Directors recommends a vote “FOR” the approval of the increase in the maximum aggregate number of shares of common stock available for issuance under the Natural Health Trends Corp. 2007 Equity Incentive Plan by 500,000 shares. Proxies solicited by the Board will be voted FOR this proposal unless instructions to the contrary are given.
ITEM FOUR
APPOINTMENT OF LANE GORMAN TRUBITT, L.L.P. AS INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE COMPANY FOR FISCAL YEAR ENDING DECEMBER 31, 2008
The Audit Committee has appointed Lane Gorman as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008. Representatives of Lane Gorman are expected (i) to be present at the annual meeting to respond to questions and (ii) to have the opportunity to make a statement should they so desire; and (iii) to be available to respond to appropriate questions.
The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required for the ratification of the appointment of Lane Gorman as the Company’s independent registered public accounting firm. The Audit Committee is directly responsible for the appointment and retention of the Company’s independent registered public accounting firm. Although ratification by stockholders is not required by the Company’s organizational documents or applicable law, the Audit Committee has determined that requesting ratification by stockholders of its appointment of Lane Gorman as the Company’s independent registered public accounting firm is a matter of good corporate practice. If the Company’s stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Lane Gorman, but may still determine to retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.
Reportable Event Occurring Prior to Change in Accountants
The Company changed its independent registered public accounting firm as of September 7, 2006 from BDO Seidman, LLP (“BDO”) to Lane Gorman Trubitt, L.L.P. (“Lane Gorman”). In July 2006, the Audit Committee of the Company’s Board of Directors issued a request for proposals to four (4) independent registered public accounting firms, including BDO. On September 7, 2006, the Audit Committee with the approval of the Company’s Board of Directors selected Lane Gorman as its independent registered public accounting firm.
The reports of BDO on the combined consolidated financial statements of the Company for the Company’s fiscal years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. However, the opinion did contain an emphasis of a matter.

During the Company’s fiscal years ended December 31, 2005 and 2004, and through September 7, 2006, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in its reports on the Company’s financial statements for such years.
There were no “reportable events” described in Item 304(a)(1)(v) of Regulation S-K (“Regulation S-K”) during the Company’s fiscal years ended December 31, 2005 and 2004, and through September 7, 2006, except for the existence of certain previously reported material weaknesses in the Company’s internal control over financial reporting which are described below.
A material weakness is a control deficiency or a combination of control deficiencies that results in more than a remote likelihood that a material misstatement of the annual or interim consolidated financial statements will not be prevented or detected. In connection with BDO’s audits of the Company’s consolidated financial statements for the fiscal year ended December 31, 2005, the following material weaknesses in our internal control over financial reporting were reported in our 2005 Annual Report on Form 10-K filed with the United States Securities and Exchange Commission on May 8, 2006:
•
We did not maintain an effective control environment because (1) we lack an effective anti-fraud program to detect and prevent fraud, for example, relating to the previous top two executive officers of the Company, Mark Woodburn and Terry LaCore, in terms of (i) conflicts of interests related to executive officers, especially their financial dealings with independent distributors and other vendors, and (ii) proper supervision of the executives conduct separating their executive duties from personal financial interests outside the Company, (2) we failed to perform background checks consistently on personnel being placed into positions of responsibility, (3) an adequate tone was not set from the top as control measures in place were ignored by the previous top two executives and the importance of controls was not properly emphasized and communicated throughout the Company and (4) we did not effectively address the control deficiencies noted in the fiscal year 2004 external audit;

•
We did not maintain effective monitoring controls over financial reporting because (1) our policies regarding review, supervision and monitoring of our accounting operations throughout the Company were not fully designed, in place, or operating effectively and (2) we do not have an internal audit function;

•
We did not maintain effective control over period-end financial close and reporting because (1) we lacked sufficient complement of personnel with an appropriate level of accounting knowledge, experience and training in the application of GAAP commensurate with our financial reporting requirements to prepare, review and approve account reconciliations and supporting schedules, and (2) our legacy accounting systems do not facilitate the appropriate review and approval over the recording of journal entries to ensure the accuracy and completeness of the journal entries recorded;

•	We did not maintain effective controls over the disbursement function since we (1) lacked adequate segregation of duties and (2) lacked appropriate review, approval, and supporting documentation;
•	We did not maintain effective controls over the payroll function since we (1) lacked adequate segregation of duties and (2) lacked appropriate review, approval, and supporting documentation;
•
We did not maintain effective controls over the inventory function since we (1) did not maintain restricted access to the inventory detail schedule used to support the general ledger balances and (2) used the periodic inventory system and performed monthly inventory counts using physical inventory count sheets lacking reviewer documentation;

•
We lacked documentation with respect to certain related party transactions, subsidiary operations and expense reimbursement procedures. In addition, sufficient policies regarding loans to employees and third parties had not been adopted or implemented, and policies related to independent distributor relationships were inadequate;

•	We lacked timely resolution of identified accounting and legal issues, and as a result, did not timely complete period-end financial statements and reporting; and
•	We do not have all material contracts in writing and approved by all parties.
The Audit Committee of the Company’s Board of Directors discussed the material weaknesses described above with BDO, and the Company has authorized BDO to respond fully to the inquiries of its successor independent registered public accounting firm, Lane Gorman, concerning the subject matter of the material weaknesses described above.

BDO has furnished a letter addressed to the Securities and Exchange Commission (the “SEC”) stating that BDO agrees with the statements made by the Company set forth above.
On September 7, 2006, the Audit Committee of the Company’s Board of Directors engaged Lane Gorman as the Company’s new independent registered public accounting firm. The Company did not consult with Lane Gorman on any matter described in Item 304(a)(2) of Regulation S-K during the Company’s fiscal years ended December 31, 2004 and 2005, and through September 7, 2006.
As noted in detail under the caption “Controls and Procedures” of the Company’s Form 10-Ks for the years ended December 31, 2006 and 2007, the Company has instituted, and will continue to institute, internal control improvements. The implementation of some of these improvements has already had the effect of eliminating most of the material weaknesses identified above, although some material weaknesses continue to exist.
Audit and Other Professional Fees
During the fiscal years ended December 31, 2006 and 2007, approximate fees billed to the Company for services provided by Lane Gorman were as follows:
Audit Fees. Fees billed to the Company by Lane Gorman for the audit of our annual financial statements and review of our quarterly financial statements for the years ended December 31, 2006 and 2007 totaled approximately $352,700 and $379,108, respectively. In 2006 and 2007, audit fees included fees for professional services rendered for the audit, filing of Registration Statements on Form S-8 and Form S-3, and quarterly reviews of the Company’s financial statements for the applicable fiscal years.
Audit-Related Fees. No audit-related fees were billed to the Company by Lane Gorman for services rendered during the year ended December 31, 2006 or 2007.
Tax Fees. There were no fees billed to the Company by Lane Gorman for services rendered in connection with tax compliance, planning and advice during the year ended December 31, 2006 or 2007.
All Other Fees. There were no fees billed by Lane Gorman for services other than audit fees, audit-related fees or tax fees during the year ended December 31, 2006 or 2007.
Pre-approval Policies and Procedures for Audit and Non-Audit Services
Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. All audit and permitted non-audit services performed by Lane Gorman during 2006 and 2007 were pre-approved.
The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Lane Gorman Trubitt, L.L.P. as independent registered public accountants for the Company for the fiscal year ending December 31, 2008. Unless marked to the contrary, proxies received from stockholders will be voted “FOR” the ratification of the appointment of Lane Gorman Trubitt, L.L.P. as independent registered public accountants for the Company for the fiscal year ending December 31, 2008.
OTHER MATTERS
At the date of this proxy statement, the Company has no knowledge of any business other than that described above that will be presented at the annual meeting. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION
Stockholder Proposals for the 2009 Annual Meeting and Other Stockholder Communications
If any stockholder wishes to present a proposal for inclusion in the 2009 proxy materials to be solicited by the Company’s Board of Directors with respect to the 2009 annual meeting of stockholders, that proposal must be presented to the Company’s General Counsel prior to July 27, 2009. Stockholder communications to the Board of Directors, including any such communications relating to director nominees, may also be addressed to the Company’s General Counsel at the Company’s address. The Board of Directors believes that no more detailed process for these communications is appropriate, due to the variety in form, content and timing of these communications. The Company’s General Counsel will forward the substance of meaningful stockholder communications, including those relating to director candidates, to the Board of Directors or the appropriate committee upon receipt.
If a stockholder is permitted to present a proposal at the 2009 annual meeting of stockholders but the proposal was not included in the 2009 proxy materials, the Company believes that its proxy holders would have the discretionary authority granted by the proxy card (as permitted under SEC rules) to vote on the proposal if the proposal was received after the date that is 45 calendar days prior to the anniversary of the mailing of this proxy statement.
Annual Report
Our Annual Report to Stockholders, which includes our consolidated financial statements as of and for the year ended December 31, 2007, is being mailed to you along with this proxy statement. Upon the written or oral request by any stockholder, the Company undertakes to deliver, without charge to the requesting stockholder, a copy of our Annual Report on Form 10-K, as amended. Requests should be directed to the Company’s General Counsel at 2050 Diplomat Drive, Dallas, Texas 75234.
HOUSEHOLDING INFORMATION
Unless the Company has received contrary instructions, the Company may send a single copy of its annual report to stockholders (including this proxy statement and notice of annual meeting) to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:
If the shares are registered in the name of the stockholder, the stockholder should contact the Company at its offices at 2050 Diplomat Drive, Dallas, Texas 75234, Attention: General Counsel, or by telephone at 972-241-4080, to inform the Company of their request. If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

By Order of the Board of Directors,
/s/ Gary C. Wallace
November 25, 2008	NATURAL HEALTH TRENDS CORP.
Gary C. Wallace Secretary

Appendix A
NATURAL HEALTH TRENDS CORP.
2007 EQUITY INCENTIVE PLAN
(As Proposed for Amendment and Restatement)
1. Purpose and Eligibility. The purpose of this 2007 Equity Incentive Plan (the “Plan”) of Natural Health Trends Corp., a Delaware corporation (the “Company”) is to provide stock options, stock issuances and other equity interests in the Company (each, an “Award”) to (a) Employees, officers, directors, consultants and advisors of the Company and any Parent or Subsidiary thereof, and (b) any other Person who is determined by the Committee of the Board of Directors of the Company (the “Board”) to have made (or is expected to make) contributions to the Company or any Parent or Subsidiary thereof. Any person to whom an Award has been granted under the Plan is called a “Participant.” Additional definitions are contained in Section 3 and certain other Sections of the Plan.
2. Restatement and Effective Date. This Plan replaces in its entirety the Natural Health Trends Corp. 2002 Stock Option Plan (the “2002 Plan”). As of the date this Plan is approved by the Company’s stockholders, the 2002 Plan shall be deemed terminated; provided, however, that, after such date of termination, and for the period of time thereafter during which this Plan or any successor thereto remains in existence, all “Stock Options,” as defined in the 2002 Plan, and vested stock issuances with respect thereto, shall be subject to the terms of the 2002 Plan and the applicable grant agreement executed thereunder, and not to the terms of this Plan, except to the extent that (a) there is no conflict between the terms of the 2002 Plan and the terms of this Plan with respect to such Stock Options and vested stock issuances or (b) the recipient of such Stock Options and vested stock issuances consents to the applicability of this Plan. In the event of the applicability of (a) or (b) of the immediately preceding sentence, the Committee shall take such actions as are consistent with Section 14j of this Plan and applicable law to apply the provisions of this Plan to Stock Options and vested stock issuances with respect thereto.
3. Certain Definitions.
a.
“Base Salary” shall mean a Participant’s rate of annual compensation for services performed for the Company, Parent or Subsidiary, as applicable, in effect on the first day of an applicable Performance Period. In computing Base Salary, only such compensation as would be includable in the Participant’s gross income for United States federal income tax purposes shall be included (including amounts excludable under Section 911 of the Code) or which would have been so includable if the Participant had been a United States citizen or resident; provided, however, that a Participant’s pre-tax elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement, qualified transportation fringe benefit plan, tax-sheltered annuity, and the amounts credited to a Participant under a non-qualified deferred compensation plan, each within the meaning of Treasury Regulation Section 1.280G-1, Q&A 21(a) shall be taken into account. For purposes of this definition, Parent and Subsidiary shall be defined by applying the applicable statutory references in Section 3n and 3s, respectively, by replacing “more than 50%” with “at least 80%” where the former term appears.

b.	“Cause” shall mean
i.	“cause” or words of similar import contained in the Participant’s written employment agreement, if any, with the Company; and
ii.	conduct, as determined by the Committee, involving one or more of the following:
(A)	gross misconduct or inadequate performance by the Participant which is injurious to the Company;
(B)	the commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company;
(C)
the unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the Company) or the violation of any non-competition or non-solicitation covenant or assignment of inventions obligation with the Company;

(D)
the commission of an act which constitutes unfair competition with the Company or which induces any customer or prospective customer of the Company to breach a contract with the Company or to decline to do business with the Company;

(E)
the indictment of the Participant for a felony or serious misdemeanor offense, either in connection with the performance of his or her obligations to the Company or which shall adversely affect the Participant’s ability to perform such obligations;

(F)	the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; or
(G)	the failure of the Participant to perform in a material respect his or her employment, consulting or advisory obligations without proper cause.
For purposes of this definition, “Company” shall be deemed to include any Parent or Subsidiary.
c.	“Change in Control” shall mean
i.
The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the then outstanding shares of voting stock of the Company (the “Voting Stock”); provided, however, that any acquisition by the Company or its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries of 50% or more of Voting Stock shall not constitute a Change in Control; and provided, further, that any acquisition by a corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Voting Stock, shall not constitute a Change in Control;

ii.
Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason (other than malfeasance) to constitute a majority of the members of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company’s stockholders was approved by a majority of the members of the Incumbent Directors (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened “election contest” relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 under the Exchange Act), “tender offer” (as such term is used in Section 14(d) of the Exchange Act) or a proposed Merger (as defined below) shall be deemed to be members of the Incumbent Directors; or

iii.
The consummation of (A) a reorganization, merger or consolidation (any of the foregoing, a “Merger”), in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock immediately prior to such Merger do not, following such Merger, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock of the corporation resulting from Merger, (B) a complete liquidation or dissolution of the Company or (C) the sale or other disposition of all or substantially all of the assets of the Company, excluding a sale or other disposition of assets to a Subsidiary of the Company.

d.	“Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.
e.
“Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, Nasdaq, or such other principal national stock exchange on which the Common Stock is then traded, and which consists of two or more members of the Board, each of whom may be an outside director within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, in the case of any Award granted to any Participant who is a “covered employee” within the meaning of Section 162(m), the Committee shall consist of two or more members of the Board who are “outside directors” within the meaning of such Section.

f.	“Common Stock” shall mean the common stock of the Company, par value of $.01 per share.
g.
“Company,” for purposes of Awards other than Incentive Stock Options, shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Committee in its sole discretion.

h.
“Designated Beneficiary” shall mean the beneficiary designated by a Participant, in accordance with Section 16g hereof, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

i.
“Determination Period” shall mean, with respect to any Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (i) 90 days after the commencement of the Performance Period and (ii) the date on which twenty-five percent (25%) of the Performance Period has been completed. Any action required to be taken within a Determination Period may be taken at a later date if permissible under Section 162(m) of the Code or regulations promulgated thereunder, as they may be amended from time to time.

j.
“Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

k.	“Effective Date” shall mean January 1, 2007.
l.
“Employee” shall mean an employee of the Company or any Parent or Subsidiary thereof, but only if the employee is reported as such on the payroll records of such entity. For purposes of eligibility under the Plan, an “Employee” shall include any person to whom an offer of employment has been extended by the Company or any Parent or Subsidiary.

m.	“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.
n.	“Good Reason” shall mean the occurrence of any one or more of the following events:
i.	a material breach by the Company of its obligation under this Agreement;
ii.
a material diminution in the Participant’s position or job duties, as set forth in the Participant’s written employment agreement with the Company, Parent or Subsidiary, as applicable, or other written documentation; or

iii.	any reduction in the Participant’s Base Salary by more than 80 percent (80%), either in one step or a series of steps, within a Performance Period;
provided, however, that a Good Reason shall not exist involving any of the above until the Company, in the case of (i) above, or the Company, Parent or Subsidiary, as applicable, in the case of (ii) or (iii) above, has first failed to cure such breach, diminution of position or job duties or reduction in Base Salary, as applicable, within thirty (30) days of having been given written notice of the same by the Participant.
o.	“Parent” shall mean a “parent corporation,” within the meaning of Section 424(e) of the Code, with respect to the Company.
p.	“Performance Period” shall mean a two or more-consecutive fiscal or calendar year period for which performance or other goals are established herein with respect to an Award.
q.	“Person” shall mean a person within Section 3(a)(9) of the Exchange Act.
r.	“Plan” shall mean the Natural Health Trends Corp. 2007 Equity Incentive Plan, as set forth herein, as it may be amended from time to time.

s.	“Retirement” shall mean the voluntary termination of the Participant at any time on or after attaining age 65.
t.	“Subsidiary” shall mean a “subsidiary corporation,” within the meaning of Section 424(f) of the Code, with respect to the Company.
4. Administration.
a.
General. The Plan shall be administered by the Committee. The Committee, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award.

b.
Powers and Responsibilities. Subject to the express limitation of the Plan, the Committee shall have the following discretionary powers, rights and responsibilities, in addition to those described in Section 4a.:

i.	to construe and determine the respective Stock Option Agreements, other Agreements, Awards and the Plan;
ii.	to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards;
iii.
to determine the extent to which Award vesting schedules shall be accelerated or Award payments made to, or forfeited by, a Participant in the event of (A) the Participant’s termination of employment with the Company or any Parent or Subsidiary thereof due to Disability, Retirement, death, Good Reason, Cause or other reason, or (B) a Change in Control of the Company;

iv.	to determine the terms and provisions of the respective Stock Option Agreements, other Agreements and Awards, which need not be identical;
v.
to reduce or eliminate, as of the end of any applicable Performance Period, based upon objective or subjective measures, the minimum or maximum amount to be paid to a Participant under any Award who has qualified for such minimum or maximum amount, provided, that such reduction does not result in an increase in the amount payable to another Participant under another Award;

vi.
to grant Awards to Participants who are not “covered employees” within the meaning of Section 162(m) based upon the attainment of performance goals that do not constitute “objective performance goals” within the meaning of Section 162(m); and

vii.	to make all other determinations in the judgment of the Committee necessary or desirable for the administration and interpretation of the Plan.
The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement, other Agreement or Award in the manner and to the extent it shall deem expedient to carry the Plan, any Stock Option Agreement, other Agreement or Award into effect and it shall be the sole and final judge of such expediency. All decisions by the Committee shall be final and binding on all interested persons. Neither the Company nor any member of the Committee shall be liable for any action or determination relating to the Plan.
c.
Delegation of Power. The Committee may delegate some or all of its power and authority hereunder to the President and Chief Executive Officer of the Company or other executive officer of the Company as the Committee deems appropriate. Notwithstanding the foregoing, with respect to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the applicable Performance Period, only the Committee shall be permitted to (i) designate such person to participate in the Plan for such Performance Period, (ii) establish performance goals and Individual Award Opportunities for such person, and (iii) certify the achievement of such performance goals. For purposes of the immediately preceding sentence, “Committee” shall mean two or more members of the Board who are “outside directors” within the meaning of Section 162(m) of the Code.

5.	Performance Goals and Other Criteria.
a.
Role of Committee. The Committee shall establish within the Determination Period of each Performance Period (i) one or more objective performance goals for each Participant or for any group of Participants (or both), provided that the outcome of each goal is substantially uncertain at the time the Committee establishes such goal and/or (ii) other criteria, including, but not limited to, performance criteria that do not satisfy the requirements of Treasury Regulation Section 1.162-27(e)(2) or time vesting criteria, the satisfaction of which is required for the payment of an Incentive Award Opportunity.

b.
Performance Factors. Performance goals shall be based exclusively on one or more of the following objective Company (including any division or operating unit thereof) or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement, the attainment by a share of Common Stock of a specified fair market value for a specified period of time, earnings per share, earnings per share excluding non-recurring, special or extraordinary items, return to stockholders (including dividends), return on capital, return on total capital deployed, return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, revenue increase, distributor count, new distributor count, growth in distributor count, distributor retention rate, distributor attrition rate, repeat purchase rate, recurring revenue, recurring revenue increase, market share, cash flow or cost reduction goals, cash flow provided by operations, net cash flow, short-term or long-term cash flow return on investment, interest expense after taxes, return on investment, return on investment capital, economic value created, operating margin, gross profit margin, net profit margin, pre-tax income margin, net income margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pre-tax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing.

c.
Participants Who Are Covered Employees. With respect to Participants who are “covered employees” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, are likely to be covered employees at any time during the applicable Performance Period, an Individual Award Opportunity may be based only on performance factors that are compliant with the requirements of Treasury Regulation Section 1.162-27(e)(2). For this purpose, the factors listed in Section 4.1(b) shall be deemed to be compliant with the requirements of such Treasury Regulation.

d.
Participants Who Are Not Covered Employees. Notwithstanding any provision of this Plan to the contrary, with respect to Participants who are not “covered employees” within the meaning of Section 162(m) of the Code and who, in the Committee’s judgment, are not likely to be covered employees at any time during the applicable Performance Period, the performance or other goals established for the Performance Period may consist of any objective Company (including any division or operating unit thereof) or individual measures, whether or not listed in (b) above or whether or not compliant with the requirements of Treasury Regulation Section 1.162-27(e)(2), and the Committee may grant Awards without regard to the need for satisfaction of any performance goals whatsoever and/or without reference to any particular Performance Period. Without in any way limiting the generality of the foregoing, such performance goals may include subjective goals, the satisfaction of which shall be determined by the Committee, in its sole and absolute discretion, and the Committee may grant Awards subject only to the requirement of time vesting. Performance or other goals with respect to an Award shall be subject to such other special rules and conditions as the Committee may establish at any time within the Determination Period.

e.
Applicability of Section Rule 16b-3. Notwithstanding anything to the contrary in the foregoing if, or at such time as, the Common Stock is or becomes registered under Section 12 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or any successor statute, the Plan shall be administered in a manner consistent with Rule 16b-3 promulgated thereunder, as it may be amended from time to time, or any successor rules (“Rule 16b-3”), such that all subsequent grants of Awards hereunder to Reporting Persons, as hereinafter defined, shall be exempt under such rule. Those provisions of the Plan which make express reference to Rule 16b-3 or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16 (a) of the Exchange Act (a “Reporting Person”).

f.
Applicability of Section 162(m). Notwithstanding any provisions in this Plan to the contrary, whenever the Committee is authorized to exercise its discretion in the administration or amendment of this Plan or any Award hereunder or otherwise, the Committee may not exercise such discretion in a manner that would cause any outstanding Award that would otherwise qualify as performance-based compensation under Section 162 (m) Code and the regulations thereunder (“Section 162 (m)”) to fail to so qualify under Section 162 (m). To the extent necessary for an Award granted hereunder to qualify as performance-based compensation under Section 162(m), such Award shall be made pursuant to preestablished objective performance criteria. In furtherance thereof, performance goals shall be based exclusively on one or more of the objective Company (including any division or operating unit thereof) or individual measures set forth in Section 5b. hereof.

6.	Stock Available for Awards.
a.
Number of Shares. Subject to adjustment under Section 6c, the aggregate number of shares of Common Stock of the Company that may be issued pursuant to the Plan is the Available Shares (as defined on the last page). If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If an Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Award shall again be available for subsequent Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b.	Per-Participant Limit. Subject to adjustment under Section 6c, no Participant may be granted Awards during any one fiscal year to purchase more than 150,000 shares of Common Stock.
c.
Adjustment to Common Stock. Subject to Section 14, in the event of any stock split, reverse stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or similar event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit and (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option and Stock Appreciation Right shall be adjusted by the Company (or substituted Awards may be made if applicable) to the extent the Committee shall determine, in good faith, that such an adjustment (or substitution) is appropriate.

7.	Stock Option Awards.
a.
General. The Committee may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the shares of Common Stock issued upon the exercise of each Option, including, but not limited to, vesting provisions and restrictions relating to applicable federal or state securities laws. Each Option will be evidenced by a Stock Option Agreement, consisting of a Notice of Stock Option Award and a Stock Option Award Agreement (collectively, a “Stock Option Agreement”).

b.
Incentive Stock Options. An Option that the Committee intends to be an incentive stock option (an “Incentive Stock Option”) as defined in Section 422 of the Code, as amended, or any successor statute (“Section 422”), shall be granted only to an Employee and shall be subject to and shall be construed consistently with the requirements of Section 422 and regulations thereunder. The Committee, the Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option” or “Nonqualified Stock Option.”

c.
Dollar Limitation. For so long as the Code shall so provide, Options granted to any Employee under the Plan (and any other incentive stock option plans of the Company) which are intended to qualify as Incentive Stock Options shall not qualify as Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (as defined below and determined as of the respective date or dates of grant) of more than $100,000. The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options. For the purpose of this limitation, unless otherwise required by the Code or regulations of the Internal Revenue Service or determined by the Committee, Options shall be taken into account in the order granted, and the Committee may designate that portion of any Incentive Stock Option that shall be treated as Nonqualified Option in the event that the provisions of this paragraph apply to a portion of any Option. The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the Option or at the time of its exercise.

d.
Exercise Price. The Committee shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable Stock Option Agreement; provided, however, in no event may the per share exercise price be less than the Fair Market Value (as defined below) of the Common Stock on the date of grant; and provided, further, however, that, except as may be required under Section 6c, the Committee may not reduce, directly or indirectly, at any time following the grant of the Option, the exercise price per share of Common Stock underlying the Option to a level below the Fair Market Value per share of Common Stock on the date of grant. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, then the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock on the date of grant. In the case of a grant of an Incentive Stock Option to any other Participant, the exercise price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant.

e.
Term of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Stock Option Agreement; provided, that the term of any Incentive Stock Option may not be more than ten (10) years from the date of grant. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be no longer than five (5) years from the date of grant. The term of any Nonqualified Stock Option may not be more than ten (10) years from the date of grant.

f.
Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 7g and the Stock Option Agreement for the number of shares for which the Option is exercised.

g.
Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment as permitted by the Committee in its sole and absolute discretion:

i.	by check payable to the order of the Company;
ii.
only if the Common Stock is then publicly traded, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker (selected by the Participant and otherwise without the financial involvement of the Company) to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price (each, a “Cashless Exercise”);

iii.
to the extent explicitly provided in the applicable Stock Option Agreement, by delivery of shares of Common Stock owned by the Participant valued at Fair Market Value (as determined by the Committee or as determined pursuant to the applicable Stock Option Agreement);

iv.	payment of such other lawful consideration as the Committee may determine.
Except as otherwise expressly set forth in a Stock Option Agreement, the Committee shall have no obligation to accept consideration other than cash and in particular, unless the Committee so expressly provides, in no event will the Company accept the delivery of shares of Common Stock that have not been owned by the Participant at least six months prior to the exercise or permit a Cashless Exercise if such Cashless Exercise would contravene any provision of applicable law. The Fair Market Value of any shares of the Company’s Common Stock or other non-cash consideration which may be delivered upon exercise of an Option shall be determined in such manner as may be prescribed by the Committee.
h.
Acceleration, Extension, Etc. The Committee may, in its sole discretion, and in all instances subject to any relevant tax and accounting considerations which may adversely impact or impair the Company, (i) accelerate the date or dates on which all or any particular Options or Awards granted under the Plan may be exercised, or (ii) extend the dates during which all or any particular Options or Awards granted under the Plan may be exercised or vest.

i.
Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company’s Common Stock is publicly traded under the Exchange Act, “Fair Market Value” shall mean (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, its Fair Market Value shall be the last reported sales price for such stock (on that date) or the closing bid, if no sales were reported as quoted on such exchange or system as reported in The Wall Street Journal or such other source as the Committee deems reliable; or (ii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on a national market system. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee after taking into consideration all factors which it deems appropriate.

8. Restricted Stock Awards.
a.
Grants. The Committee may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) restrictions on transfer as set forth in the applicable Award instrument and (ii) forfeiture unless and until all specified employment, vesting and/or performance conditions, as set forth in the applicable Award instrument, are met (such shares of Common Stock, “Restricted Stock,” and each such Award, a “Restricted Stock Award”).

b.
Terms and Conditions. The Committee shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). Restricted Stock Awards shall be issued for no cash consideration or such minimum consideration as may be required by law. After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the Designated Beneficiary.

9. Restricted Stock Unit Awards.
a.
Grant. The Committee may grant Awards entitling recipients to the right to acquire, at some time in the future, shares of Restricted Stock, subject to such other conditions as the Committee may prescribe in the applicable Award Agreement (each such Award, a “Restricted Stock Unit Award”). Restricted Stock Unit Awards are subject to forfeiture unless and until all specified Award conditions are met, as determined by the Committee and set forth in the particular Agreements applicable to such Awards.

b.
Terms and Conditions. The Committee shall determine the terms and conditions of any such Restricted Stock Unit Award. No stock certificates shall be issued in respect of a Restricted Stock Unit Award at the time of grant. However, upon the lapse of all applicable restrictions, the Company (or the Company’s counsel as its designee) shall deliver stock certificates to the Participant or, if the Participant has died, to the Designated Beneficiary.

10. Stock Appreciation Right Awards.
a.
Grant. The Committee may grant Awards entitling recipients to the right to acquire, at some time in the future, upon exercise, one or more shares of Common Stock, in an amount equal to the product of (i) the excess of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the exercise price per share set forth in the applicable Award Agreement and (ii) the number of shares of Common Stock with respect to which the right is exercised, subject to such other conditions as the Committee may prescribe in the applicable Award Agreement (each, a “Stock Appreciation Right Award”). Stock Appreciation Right Awards are subject to forfeiture unless and until all specified Award conditions are met, as determined by the Committee and set forth in the particular Agreements applicable to such Awards.

b.
Terms. The Committee shall determine the terms and conditions of any such Stock Appreciation Right Award. A Stock Appreciation Right Award may be issued either in tandem with, or by reference to, an Option (each such Award, a “Tandem SAR”) or not so issued (each such Award, a “Free-Standing SAR”). It is the intention of the Committee that the exercise of Tandem SARs assist the recipient of an Option with the ability to pay the exercise price of the Option. The exercise price of a Tandem SAR shall be the exercise price per share of the related Option. The exercise price of a Free-Standing SAR shall be determined by the Committee in its sole discretion; provided, however, that exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant; and provided, further, however, that, except as may be required under Section 6c, the Committee may not reduce, at any time following the grant of the Free-Standing SAR, the exercise price per share of Common Stock underlying such Free-Standing SAR to a level below the Fair Market Value per share of Common Stock on the date of grant. No stock certificates shall be issued in respect of a Stock Appreciation Right Award, and such Award shall be reflected merely in book entry form on the Company’s books and records. However, upon exercise, the Company (or the Company’s counsel as its designee) shall deliver stock certificates to the Participant or, if the Participant has died, to the Designated Beneficiary.

11. Performance Share Awards.
a.
Grants. The Committee may grant Awards entitling recipients to acquire shares of Common Stock upon the attainment of specified performance goals within a specified Performance Period, which shares may or may not be shares of Restricted Stock, subject to such other conditions as the Committee may prescribe in the applicable Award (each such share of Common Stock, a “Performance Share,” and each such Award, a “Performance Share Award”). Performance Share Awards are subject to forfeiture unless and until all specified Award conditions are met, as determined by the Committee and set forth in the particular Agreements applicable to such Awards.

b.
Terms and Conditions. The Committee shall determine the terms and conditions of any such Performance Share Award. Unless otherwise determined by the Committee, the payment value of the Performance Share Awards shall be based upon the Fair Market Value of the Common Stock underlying such Award on the date the Performance Shares are earned or on the date the Committee determines that the Performance Shares have been earned. The Committee shall establish performance goals for each Performance Period for the purpose of determining the extent to which Performance Shares awarded for such cycle are earned. As soon as administratively practicable after the end of a performance cycle, the Committee shall determine the number of Performance Shares which have been earned in relation to the established performance goals. No stock certificates shall be issued in respect of a Performance Share Award at the time of grant unless the Performance Shares are shares of Restricted Stock, in which case the rules of Section 10b with respect to the issuance of certificates shall apply. However, upon the lapse of all applicable restrictions, the Company (or the Company’s counsel as its designee) shall deliver stock certificates to the Participant or, if the Participant has died, to the Designated Beneficiary.

12.	Award Shares.
a.
Grants. The Committee may grant Awards entitling recipients to acquire shares of Common Stock, subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment needs, if any, as the Committee shall determine in the applicable Award Agreement (each such Award, an “Award Share.”) Award Shares are subject to forfeiture unless and until all specified Award conditions are met, as determined by the Committee and set forth in the particular Agreements applicable to such Awards.

b.
Terms and Conditions. The Committee shall determine the terms and conditions of any such Award Share. Award Shares shall be issued for no cash consideration or such minimum consideration as may be required by law. When paid, the Company (or the Company’s counsel as its designee) shall deliver stock certificates for the Award Shares to the Participant or, if the Participant has died, to the Designated Beneficiary.

13. Other Stock-Based Awards. The Committee shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Committee may determine, including, without limitation, the grant of securities convertible into Common Stock and the grant of phantom stock awards or stock units.
14.	General Provisions Applicable to Awards.
a.
Transferability of Awards. Except as the Committee may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, except as the Committee may otherwise determine or provide in an Award, that Nonstatutory Options and Restricted Stock Awards may be transferred pursuant to a qualified domestic relations order (as defined in ERISA) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Stock Option Agreement and Restricted Stock Award, which are applicable to the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b.
Documentation. Each Award under the Plan shall be evidenced by a written instrument (each, an “Agreement”) in such form as the Committee shall determine or as executed by an officer of the Company pursuant to authority delegated by the Committee or Board. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan or applicable law.

c.	Committee Discretion. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly.
d.
Additional Award Provisions. The Committee may, in its sole discretion, include additional provisions in any Stock Option Agreement, Restricted Stock Award or other Award granted under the Plan, including without limitation restrictions on transfer, commitments to pay cash bonuses, to make, arrange for or guaranty loans (subject to compliance with Section 14m) or to transfer other property to Participants upon exercise of Awards, or transfer other property to Participants upon exercise of Awards, or such other provisions as shall be determined by the Committee; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan or applicable law.

e.
Termination of Status. The Committee shall determine the effect on an Award of the Disability, death, Retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options.

f.	Change in Control of the Company.
i.
Unless otherwise expressly provided in the applicable Agreement, in connection with the occurrence of a Change in Control, the Committee shall, in its sole discretion as to any outstanding Award (including any portion thereof; on the same basis or on different bases, as the Committee shall specify), take one or any combination of the following actions:

(A)
make appropriate provision for the continuation of such Award by the Company or the assumption of such Award by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Award either (x) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change in Control, (y) shares of stock of the surviving or acquiring corporation or (z) such other securities as the Committee deems appropriate, the fair market value of which (as determined by the Committee in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Award immediately preceding the Change in Control;

(B)	accelerate the date of exercise or vesting of such Award;
(C)	permit the exchange of such Award for the right to participate in any stock option or other employee benefit plan of any successor corporation;
(D)
provide for the repurchase of the Award for an amount equal to the difference of (x) the consideration received per share for the securities underlying the Award in the Change in Control minus (y) the per share exercise price of such securities. Such amount shall be payable in cash or the property payable in respect of such securities in connection with the Change in Control. The value of any such property shall be determined by the Committee in its discretion; or

(E)
provide for the termination of such Award immediately prior to the consummation of the Change in Control; provided that no such termination will be effective if the Change in Control is not consummated.

g.
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its sole discretion may provide for a Participant to have the right to exercise his or her Award until fifteen (15) days prior to such transaction as to all of the shares of Common Stock covered by the Option or Award, including shares as to which the Option or Award would not otherwise be exercisable, which exercise may in the sole discretion of the Committee, be made subject to and conditioned upon the consummation of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate upon the consummation of such proposed action.

h.
Assumption of Awards Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Committee may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

i.
Parachute Payments and Parachute Awards. Notwithstanding the provisions of Section 14f, but subject to any contrary provisions in a Participant’s employment agreement with the Company or any Parent or Subsidiary, if, in connection with a Change in Control, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such Section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”); provided, however, that if the “aggregate present value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Change in Control, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “aggregate present value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 14i shall be made by the Company or such advisors as the Company shall retain for such purposes.

j.
Amendment of Awards. The Committee may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

k.
Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

l.
Acceleration. The Committee may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

m.
Sarbanes-Oxley Act Compliance. Notwithstanding any provision of the Plan to the contrary, the Committee, in accordance with any applicable rules or regulations promulgated by the Securities and Exchange Commission (the “SEC”) and/or the United States Department of Labor, shall (i) notify in a timely manner each Participant who is a Reporting Person of any transaction occurring under the Plan that requires reporting by the Reporting Person on SEC Form 4 or 5 as applicable, each as revised pursuant to changes to Exchange Act Rule 16a-3, 16a-6 or 16a-8, as applicable, made by Sarbanes-Oxley Act of 2002, P.L. No. 107-204 (the “Act”); (ii) otherwise comply with all notice, disclosure and reporting requirements applicable to the Program pursuant to such Act; and (iii) prohibit the making or guaranteeing of loans under Section 8c of this Program to the extent necessary to comply with Section 402 of the Act.

15. Taxes/Code 409A. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an Award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options or other Awards under the Plan, the purchase of shares subject to the Award or the grant of Common Stock free and clear of any restrictions thereon. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an Award may elect to satisfy such obligation, in whole or in part, (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or other Award, the purchase of shares subject to an Award, or the grant of Common Stock free and clear of any restrictions thereon or (b) by delivering to the Company shares of Common Stock already owned by the optionee or Award recipient of an Award. The shares so delivered or withheld shall have a Fair Market Value of the shares used to satisfy such withholding obligation as shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or recipient of an Award who has made an election pursuant to this Section may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. Notwithstanding anything herein to the contrary, to the extent a delay in payment or other modification to this Plan or an Agreement is required as determined in the opinion of Company’s tax advisors to prevent the imposition of an additional tax to the recipient under Section 409A of the Code, then such payment shall not be made until the first date on which such payment is permitted or other modifications shall be made to comply with Section 409A and interpretive guidance issued thereunder.

16. Miscellaneous.
a.
No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

b.
No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

c.
Effective Date and Term of Plan. The Plan shall be submitted to the stockholders of the Company for approval at the 2006 annual meeting of stockholders and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at such meeting, shall become effective for Performance Periods beginning on or after January 1, 2007. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Committee, but Awards previously granted may extend beyond that date.

d.
Amendment of Plan. The Committee may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable law, rules or regulations. Notwithstanding any provision of this Plan to the contrary, if the Company has executed a definitive acquisition or similar agreement pursuant to which a Change in Control will occur upon the closing of the transaction(s) contemplated thereby, the Committee, in its sole discretion, may treat the execution of such agreement itself as triggering a Change in Control within the meaning of Section 3ci, ii or iii, as applicable.

e.
No Trust Fund or ERISA Plan Created. Neither the Plan nor any Award granted thereunder shall create or be construed as creating a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant, Designated Beneficiary or any other person. To the extent that any Participant, Designated Beneficiary or any other person acquires any Award under the Plan, his or her rights with respect thereto shall be not greater than the rights of any unsecured general creditor of the Company. The Plan is not intended to constitute any type of plan, fund or program providing retirement income or resulting in the deferral of income for periods extending to the termination of employment of beyond, and ERISA shall not apply to the Plan. No provision of this Plan shall be construed as subjecting any portion of the Plan to any requirements of ERISA.

f.
Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the state of Delaware, without regard to any applicable conflicts of law.

g.
Designation of Beneficiary. A Participant may file with the Committee a written designation of one or more persons as such Participant’s Designated Beneficiary or Designated Beneficiaries. Each beneficiary designation shall become effective only when filed in writing with the Committee during the Participant’s lifetime on a form prescribed by the Committee. The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a Participant fails to designate a beneficiary, or if all designated beneficiaries of a Participant predecease the Participant, then each outstanding award shall be payable to the Participant’s estate.

2007 Equity Incentive Plan:

Available Shares:
(1) Awards Originally Available	1,550,000	*
(2) Additional Awards Available	500,000	**

Total	2,050,000

*	Adopted by the Compensation Committee of the Board of Directors on August 18, 2006. Approved by the Stockholders on: November 17, 2006

**	Adopted by the Compensation Committee of the Board of Directors on November 13, 2008. Approved by the Stockholders on:

NATURAL HEALTH TRENDS CORP.
PROXY
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING TO BE HELD ON DECEMBER 30, 2008
The undersigned hereby appoints Chris Sharng or Gary C. Wallace, and each of them, jointly and severally, as the undersigned’s proxy or proxies, with full power of substitution, to vote all shares of common stock of Natural Health Trends Corp. (the “Company”) which the undersigned is entitled to vote at the annual meeting of the common stockholders to be held at 2050 Diplomat Drive, Dallas, Texas 75234 on Tuesday, December 30, 2008 at 9:00 a.m., Dallas, Texas time, and any postponements or adjournments thereof, as fully as the undersigned could if personally present, upon the Items set forth below, revoking any proxy or proxies heretofore given.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.
(Continued, and to be marked, dated and signed, on the other side.)
▲ FOLD AND DETACH HERE ▲

The board of directors recommend a vote FOR Items 1, 2, 3 and 4.	Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here:	X
1.	The election of the following six directors to hold office until the next annual meeting of the Company’s stockholders and until their respective successors shall have been duly elected and qualified.

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT
(see instructions below)
(Randall A. Mason, Stefan W. Zuckut, George Broady)
INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through that nominee’s name above.
2.
The approval of the potential issuance of shares of Common Stock exceeding 19.99% of the number of shares outstanding on October 19, 2007, which shares of Common Stock underlie the variable rate convertible debentures and warrants issued in connection with a private placement financing, for the purpose of complying with applicable NASDAQ Marketplace Rules and the Securities Purchase Agreement dated October 19, 2007 relating to such private placement financing.

FOR ☐          AGAINST ☐           ABSTAIN ☐
3.	The approval of the increase in the maximum aggregate number of shares of common stock available for issuance under the Natural Health Trends Corp. 2007 Equity Incentive Plan by 500,000 shares.
FOR ☐          AGAINST ☐          ABSTAIN ☐
4.	The ratification of Lane Gorman Trubitt, L.L.P. as the Company’s independent auditors for the fiscal year ending December 31, 2008.
FOR ☐          AGAINST ☐          ABSTAIN ☐
5.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder Date:
Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE